                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a6(e)(2)

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a11(c) or Rule 14a12

                     Davis New York Venture Fund, Inc.; and
                               Davis Series, Inc.
                           (joint proxy solicitation)
               (Name of Registrants as Specified in their Charter)

(Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange

         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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


CONTENTS

1.   Shareholder Message

2.   Questions and Answers

3.   Notice of Special Meeting

4.   Proxy Statement

5.   Appendices

     A:   Definitions of Some Terms used in this Proxy

     B:   Eligible Votes of Each Davis Fund

     C: Shareholders owning over 5% of any Class And Nominees owning over 1% of any Class

     D:   Audit Committee Charter


     E:   Officers of the Davis Funds, the Adviser, and the Sub-Adviser

     F:   New Advisory Agreements

     G:   New Sub-Advisory Agreements

     H: Dates that the Existing Advisory and Sub-Advisory Agreements were most recently submitted to shareholders.

     I: Other Investment Companies which Davis Selected Advisers serves as Investment Adviser

     J:   Proposed Fundamental Policies

     K:   Current Fundamental Policies for Each Davis Fund

6.   Form of Proxy Card

7.   Financial Advisers Letter

SHAREHOLDER MESSAGE

September 29, 2000

DEAR SHAREHOLDER:

A special meeting of shareholders of all Davis Funds will take place on December 1, 2000, and we are asking for your participation.

You do not need to attend the meeting to participate. It is important that you take a few minutes to read the enclosed material and vote your shares. You can vote by Internet, by telephone or by mailing the enclosed proxy voting card(s) in the postagepaid envelope.

EVERY DAVIS FUND HAS FOUR PROPOSALS UP FOR A VOTE. SHAREHOLDERS OF ALL FUNDS ARE BEING ASKED TO:

1.   Elect a board of directors;

2. Reapprove advisory agreements with Davis Selected Advisers, L.P. and its subsidiary Davis Selected Advisers -- NY, Inc.;

3. Approve proposals that are intended to help the funds increase their management efficiency by granting them additional investment flexibility; and

4.   Ratify the selection of KPMG LLP as independent accountants of the funds.

NONE OF THESE PROPOSALS WILL INCREASE FEES OR CHANGE THE PORTFOLIO MANAGER(S) FOR YOUR INVESTMENT(S).

The directors and I believe these proposals are in the best interests of the shareholders, and we recommend a vote FOR each of them.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the funds. But your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter.

Sincerely,

Shelby M.C. Davis
Founder and Senior Research Adviser

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

WHAT ARE SHAREHOLDERS VOTING ON?

Davis Funds are asking shareholders to vote on four proposals:

1. TO ELECT DIRECTORS. Shareholders of each of the Davis Funds are being asked to elect or reelect Davis Funds directors. Eight of the 11 directors are independent of the investment adviser.

2. TO RE-APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS. Shareholders of each Davis Fund are being asked to re-approve the advisory and Sub-Advisory agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. The agreements are not being changed, fees are not being increased, and the same portfolio managers will be managing your investments.

3. TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES. The main reason for these proposed changes is to allow the Funds a greater degree of investment flexibility.

4. TO RATIFY DAVIS FUNDS' INDEPENDENT ACCOUNTANTS. Shareholders are being asked to ratify the directors appointment of KPMG LLP as independent accountants.

MORE INFORMATION ABOUT THE PROPOSALS

The following tells you more about the proposals and explains the main reasons that the directors believe the proposals are in the best interests of shareholders.

WHAT ROLE DO THE DIRECTORS PLAY (PROPOSAL 1)?

The Board of Directors is responsible for protecting the interests of the Funds' shareholders. The Directors meet regularly to review the Funds' activities, contractual arrangements and performance. Directors are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities, and review contractual arrangements with companies that provide services to the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS (PROPOSAL 2)?

Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis) controls, as general partner, Davis Selected Advisers, L.P., which provides investment advice and administrative services to each of the Davis Funds. On December 31, 2000, Venture Advisers, Inc., proposes to transfer control of Davis Selected Advisers, L.P., to Davis Investments, LLC (an entity controlled by Christopher C. Davis, son of Shelby M.C. Davis), which will become the new general partner of Davis Selected Advisers, L.P. This will be accomplished though the sale of 100 general partnership units from Venture Advisers, Inc., to Davis Investments, LLC. Venture Advisers, Inc., will continue to own approximately 44% of Davis Selected Advisers, L.P. The 1940 Act requires that directors and shareholders be asked to approve all advisory and Sub-Advisory agreements after a change in control such as this.

Neither the advisory nor the sub-advisory agreements are being changed, no new fees are being added and no fees are being increased. The same portfolio managers will continue to manage your investments. Shelby M.C. Davis will continue as Founder and Senior Research Adviser as described in the current prospectuses of each Fund.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES (PROPOSAL 3)?

Some of the Davis Funds' policies reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. The Board of Directors believes the proposed changes in investment policies will benefit shareholders by allowing the portfolio managers of the Davis Funds to adapt more quickly to future changes in investment opportunities.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 4)?

The independent accountants act as the Davis Fund's auditors. They review the Funds' annual financial statements and provide other audit and tax-related services to the Funds.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?

Yes. The Directors have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a Davis Fund on the record date. The record date is September 8, 2000.

HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes. You may use any of the following options, and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER PROXY EXPENSES. For Internet and touchtone telephone voting, you will need the 12-digit number(s) on your enclosed proxy voting card(s).

o BY INTERNET: Go to the Internet address listed on your proxy card and follow the instructions.

o BY TOUCH-TONE PHONE: Call toll-free, 1-877-779-8683, and follow the recorded instructions.

o    BY FAX: Sign and date the proxy card. Fax both sides of the proxy card to
     (781) 575-3957.

o BY MAIL: Mark your votes on the enclosed proxy card, sign your name exactly as it appears on your latest account statement. Be sure to date and mail your vote using the postage-paid envelope provided.

REMEMBER: if you vote by Internet, fax or phone, you should not mail in your proxy card. Please make sure you vote all the enclosed proxy card(s).

If you have questions on any part of this document, please call our proxy solicitor, D.F. King, at 1-800-290-6424. A specially trained customer service representative will be pleased to assist you with any questions or instructions on how to vote your shares.

The information on these pages is only a summary. Before you vote, please read the following proxy statement.

It's important to vote as soon as you can.

NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS: Notice is hereby given that a special meeting of shareholders of Davis New York Venture Fund, Inc., and Davis Series, Inc., will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 10 a.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2. To re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.;

3. To eliminate, reclassify or amend certain fundamental investment policies and restrictions; and

4.   To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Directors,

THOMAS TAYS
Secretary
September 29, 2000

1



                                PROXY STATEMENT

              PROXY STATEMENT FOR SPECIAL MEETINGS OF SHAREHOLDERS

                  OF THE FUNDS TO BE HELD ON DECEMBER 1, 2000

                                  DAVIS FUNDS

                        2949 EAST ELVIRA ROAD, SUITE 101

                             TUCSON, ARIZONA 85706






INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each of the Davis Funds in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at each Fund's meeting. The meetings will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 10 a.m. Pacific Time. This proxy statement is first being mailed to shareholders on or about September 29, 2000. Appendix A defines some of the terms used in this proxy.

WHO MAY VOTE

The Board of Directors has fixed the record date as of the close of business on September 8, 2000. Only holders of shares of the Funds at the close of business on the record date are entitled to notice of, and to vote at, the meetings. Appendix B shows the eligible votes of each Davis Fund. "Eligible votes" is defined in Appendix A.

Shareholders as of the record date are entitled to one vote for each dollar of net asset value, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders will vote in the aggregate on each of the proposals and any element thereof; classes of shares will not vote separately. Shareholders may vote by class or in the aggregate, as appropriate, on such other business as may properly come before the meeting as required by law.

HOW TO VOTE

Shareholders are requested to vote by Internet, phone or by returning the enclosed proxy cards. Voting by Internet costs the Fund less than if you vote by telephone or mail. Depending on the number of Funds in which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If you properly execute and return your proxy cards prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy cards. If no instructions are marked on the proxy cards, the proxies will be voted FOR the proposals described in this proxy statement.

The Directors do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy.

PROPOSAL 1:

The 11 nominees for the board of directors who receive the highest number of votes will be elected directors. Davis New York Venture Fund and Davis Growth & Income Fund are authorized series of a single corporation, Davis New York Venture Fund, Inc., and together will elect a single board of directors. Likewise, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund are each an authorized series of a single corporation, Davis Series, Inc., and together will elect a single board of directors.

PROPOSAL 2:

The new advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., require approval of a majority of the eligible votes of each Fund as defined by the 1940 Act. A majority of eligible votes of a Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

                  FUNDS VOTING ON EACH PROPOSAL


PROPOSAL 1:

Elect directors                                  All Funds

PROPOSAL 2:                                      All Funds

Reapprove agreements

PROPOSALS 3A THROUGH 3G:                         All Funds

Adopt standardized fundamental investment

policies

PROPOSALS 3H THROUGH 3M:                         All Funds except Davis Growth
Eliminate a variety of obsolete fundamental      & Income Fund
investment policies

PROPOSAL 3N AND O:                               Davis New York
Eliminate fundamental policies dealing with      Venture Fund only
illiquid securities and investment objective

PROPOSAL 3P:                                     Davis Government
Eliminate fundamental policies dealing with      Money Market
maturities, restricted securities, and minerals  Fund only

PROPOSAL 4:                                      All Funds
Affirming selection of KPMG LLC
as independent accountants

PROPOSAL 3:

The amendment or elimination of certain fundamental investment policies for each Fund requires the favorable vote of a majority of the eligible vote of a Fund as defined by the 1940 Act (see description of vote under Proposal 2 above).

PROPOSAL 4:

To ratify the selection of KPMG LLP as independent accountants, the proposal must receive the affirmative vote of the holders of a majority of the votes represented at the meeting.

OTHER VOTINGRELATED ISSUES

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Davis Funds represented at the meeting.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the election of directors (Proposal 1) and will not be counted as votes FOR Proposals 2 through 4. Accordingly, abstentions and broker nonvotes will have the effect of a vote AGAINST Proposals 2 through 4.

SOLICITATION OF PROXIES

Each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The cost of these services will depend upon the amount and types of services rendered. The Adviser has agreed to pay 75% of the expenses of holding the special meeting of shareholders, including solicitation of proxies and the Davis Funds will pay 25% of the expenses. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this proxy statement, including the cost of retaining a proxy solicitation firm. The Adviser and the Davis Funds also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.

In addition to the solicitation of proxies by mail, officers of the Funds and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

Additional information about the Davis Funds and their operations may be found throughout the proxy statement.

                          IMPORTANT SERVICE PROVIDERS


ADVISER. Davis Selected Advisers, L.P.
SUB-ADVISER. Davis Selected Advisers  NY, Inc.
PRINCIPAL UNDERWRITER. Davis Distributors, LLC
INDEPENDENT ACCOUNTANTS. KPMG LLC
COUNSEL. D'Ancona & Pflaum
CUSTODIAN. State Street Bank
TRANSFER AGENT. Boston Financial Data Services

The address for Davis Selected Advisers, L.P., and Davis Distributors, LLC, is:
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The address for Davis Selected Advisers - NY, Inc., is: 609 Fifth Avenue, New York, New York 10017.

SHAREHOLDER REPORTS

Each Fund will furnish, without charge, a copy of its most recent Annual Report and, if available, Semiannual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Davis Funds, P.O. Box 8406, Boston, Massachusetts 02266-8406, or should call Davis Funds at 1-800-279-0279.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Davis Funds are not required to hold annual shareholders' meetings, and none of the Funds intends to do so.

A Fund may hold special meetings as required or as deemed desirable by its Board of Directors for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for by any Davis Fund upon the written request of shareholders having at least 25% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular Davis Fund in which they own shares. The address for each Fund is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Davis Funds in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the particular Davis Fund, P.O. Box 8406, Boston, Massachusetts 02266-8406.

PROPOSAL 1:


ELECTION OF DIRECTORS

It is proposed that shareholders of each Davis Fund elect 11 nominees to serve as directors, each to hold office until a successor is elected and qualified. All 11 of the nominees currently serve as directors and it is proposed that they be reelected. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. The Board of Directors does not know of any reason why any nominee would be unable or unwilling to serve as a director, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Appendix C lists all shareholders who owned 5% or more of any class of a Fund and any nominees who owned more than 1% in any class of a Fund. The Davis Funds have no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any class of a Fund.

INFORMATION ABOUT THE NOMINEES

This table shows basic information about each nominee. Each nominee currently serves as a Director of each Davis Fund. For purposes of their duties as directors, the address of each individual listed below is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Eight of the 11 nominees are Independent Directors (that is, they are not "interested persons" as defined in the 1940 Act). The interested directors are indicated by footnote below.


      NAME/BIRTHDATE              DIRECTOR SINCE                       PRINCIPAL OCCUPATION


WESLEY E. BASS, JR.          1990 for DNYVF and        Director of each of the Davis Funds; Director of Davis Variable
August 21, 1931              1990 for DNYVF and        Account Fund, Inc.; President, Bass & Associates (a financial
                             Davis Series              consulting firm); former First Deputy City Treasurer, City of
                                                       Chicago; former Executive Vice President, Chicago Title and Trust
                                                       Company


JEREMY H. BIGGS(1)           July 31, 1995 for DNYVF   Director and Chairman of each of the Davis Funds, Director and
August 16, 1935              DNYVF and Davis Series    Chairman of Davis International Series, Inc.; Director and
                                                       Chairman of Davis Variable Account Fund, Inc., Consultant to the
                                                       Adviser; Director of the Van Eck Chubb Funds; Vice Chairman, Head
                                                       of Equity Research Department, Chairman of the U.S. Investment
                                                       Policy Committee and member of the International Investment
                                                       Committee of Fiduciary Trust Company International

MARC P. BLUM                 1986 for DNYVF and        Director of each of Davis Funds; Director of Davis Variable
 September 9, 1942           Davis Series              Account Fund, Inc.; Chief Executive Officer, World Total Return
                                                       Fund, LLP; Counsel to Gordon, Feinblatt, Rothman, Hoffberger and
                                                       Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust




                                  5

ANDREW A. DAVIS(2)           October 6, 1997, for      Director and President or Vice President of each of the Davis
June 25, 1963                Davis Series; October     Funds; Director and Vice President of Davis Variable Account
                             16, 1997, for DNYVF       Fund, Inc., Director and Vice President of each of the Selected
                                                       Funds; Director and President, Venture Advisers, Inc.; President,
                                                       Davis Investments, LLC; Director and Vice President, Davis
                                                       Selected Advisers - NY, Inc.

CHRISTOPHER C. DAVIS(2)      October 6, 1997, for      Director and Chief Executive Officer, President or Vice President
July 13, 1965                Davis Series; October     of each of the Davis Funds; Director and Chief Executive Officer
                             16, 1997, for DNYVF       of Davis Variable Account Fund, Inc., Director and President of
                                                       Davis International Series, Inc.; Director and President of each of the Selected Funds; Director, Vice Chairman, Venture Advisers,
                                                       Inc.; Sole Member and Chief Executive Officer of Davis
                                                       Investments, LLC; Director, Chairman and Chief Executive Officer,
                                                       Davis Selected Advisers - NY, Inc.; Chairman and Director, Shelby
                                                       Cullom Davis Financial Consultants, Inc.; Employee of Shelby
                                                       Cullom Davis & Co., a registered broker/dealer; Director, Kings
                                                       Bay Ltd., an offshore investment management company


JERRY D. GEIST               1986 for DNYVF and        Director of each of the Davis Funds; Director of Davis Variable
May 23, 1934                 Davis Series              Account Fund, Inc., Chairman, Santa Fe Center; Chairman, Energy &
                                                       Technology Company, Ltd., Director, CH2M-Hill, Inc.; Member,
                                                       Investment Committee for Microgeneration Technology Fund, UTECH
                                                       Funds; Retired Chairman and President, Public Service Company of
                                                       New Mexico





D. JAMES GUZY                1982 for DNYVF and       Director of each of the Davis Funds; Director of Davis Variable
March 7, 1936                Davis Series             Account Fund, Inc., Chairman, PLX Technology, Inc. (a
                                                      manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology
                                                      Fund (a mutual fund); Micro Component Technology, Inc.; and
                                                      Novellus Systems, Inc. (a manufacturer of semi-conductor
                                                      equipment)

G. BERNARD HAMILTON          1978 for DNYVF and       Director of each of the Davis Funds; Director of Davis
March 18, 1937               Davis Series             International Series, Inc.; Director of Davis Variable Account
                                                      Fund, Inc., Managing General Partner, Avanti Partners, L.P.




                                  6


LAURENCE W. LEVINE           1969 to 1983, and 1984   Director of each of the Davis Funds; Director of Davis Variable
April 9, 1931                to present; for DNYVF    Account Fund, Inc., Partner, Bigham, Englar, Jones and Houston
                             and Davis Series         (attorneys); United States Counsel to Aerolineas Argentia; United
                                                      States Counsel to Banco de la Ciudad de Buenos Aires; Director,
                                                      various private companies


CHRISTIAN R. SONNE           1990 for DNYVF and       Director of each of the Davis Funds; Director of Davis Variable
May 6, 1936                  Davis Series             Account Fund, Inc., General Partner of Tuxedo Park Associates (a
                                                      land holding and development firm); President and Chief Executive
                                                      Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co.








MARSHA WILLIAMS              January 1, 1999, for     Director of each of the Davis Funds; Director of Davis Variable
March 28, 1951               DNYVF and Davis          Account Fund, Inc., Director of each of the Selected Funds; Chief
                             Series                   Administrative Officer of Crate & Barrel; Director, Modine
                                                      Manufacturing, Inc.; Director, Chicago Bridge & Iron Company,
                                                      M.V.; former Vice President and Treasurer, Amoco Corporation

(1) Jeremy H. Biggs, Jr., is an indirect owner of the Adviser and Principal Underwriter and an "interested person" of the Funds as defined in the 1940 Act.

(2) Andrew A. Davis and Christopher C. Davis are both owners and officers of the Adviser and indirect owners of the Principal
     Underwriter and "interested persons" of the Funds as defined in the 1940 Act.



DIRECTOR ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES. Each Davis Fund's Board of Directors met four times in person and once by telephone during calendar year 1999 and has met in person three times through September 2000 with a total of four inperson meetings scheduled in the year 2000. In each year, each Director attended at least 75% of those meetings.

Each Davis Fund has an Audit Committee, which is comprised entirely of Independent Directors (Marc P. Blum, Chair; Marsha Williams, Vice Chair; Wesley
E. Bass, Jr., D. James Guzy, Laurence W. Levine and Christian R. Sonne). The Audit Committee reviews financial statements and other auditrelated matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee meets at least quarterly and, if necessary, more frequently. The Audit Committee met four times during each Davis Fund's most recent full fiscal year. In each such year, each member attended at least 75% of those meetings The Audit Committee has a written charter, attached as Appendix D.

Each Davis Fund also has a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chair; Marc P. Blum, D. James Guzy, G. Bernard Hamilton and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee met once during each Fund's most recent fiscal year. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors and the chair of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

COMPENSATION OF DIRECTORS, OFFICERS AND OTHERS. Directors and officers of the Davis Funds who are also "interested persons" of the Funds receive no compensation from the Davis Funds. Officers of the Davis Funds receive no compensation from the Davis Funds. However, each Independent Director currently receives an aggregate quarterly fee of $9,450 from Davis Funds and an additional aggregate of $4,050 from the Davis Funds for each regular meeting of the Board of Directors and is reimbursed for all reasonable out-of-pocket expenses. The Chairman of the Audit Committee also receives an additional $900 per meeting. The Vice Chairman of the Audit Committee also receives an additional $450 per meeting. The compensation paid to each Director is shown in the table below.

The Davis Funds have no bonus, pension, profit sharing or retirement plans.


              AGGREGATE COMPENSATION FROM THE DAVIS FUNDS



      NAME/POSITION           DAVIS NEW YORK VENTURE       DAVIS SERIES,      TOTAL COMPENSATION FROM THE
                                    FUND, INC.(1)              INC.(2)        FUND COMPLEX(3)

WESLEY E. BASS, JR.                   $26,650                $21,760                    $61,600
Director

JEREMY H. BIGGS                         $0.00                  $0.00                      $0.00
Director

MARC P. BLUM                          $25,300                $21,240                    $59,800
Director

ANDREW A. DAVIS                         $0.00                  $0.00                      $0.00
Director

CHRISTOPHER C. DAVIS                    $0.00                  $0.00                      $0.00
Director

JERRY D. GEIST                        $23,800                $20,700                    $58,000
Director

D. JAMES GUZY                         $24,850                $19,155                    $53,650
Director

G. BERNARD HAMILTON                   $24,850                $20,700                    $63,000
Director

LAURENCE W. LEVINE                    $24,850                $20,700                    $58,000
Director

CHRISTIAN R. SONNE                    $24,850                $20,700                    $58,000
Director

MARSHA WILLIAMS                       $14,000(4)             $19,155                    $77,150
Director

              AGGREGATE COMPENSATION FROM THE DAVIS FUNDS

(1)  Davis New York Venture Fund, Inc., includes Davis New York
     Venture Fund and Davis Growth & Income Fund. Amounts are for the fiscal year ended July 31, 1999.

(2) Davis Series, Inc., includes Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible
     Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund. Amounts are for the fiscal year ended December 31, 1999.

(3)  Amounts are for the calendar year ended December 31, 1999.

(4)  Ms. Williams was elected to the Board on January 1, 1999.


The Board of Directors recommends that you vote FOR each nominee.

Proposal 2:
------------------------------------------------------------------------------

TO APPROVE OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS, L.P., AND ITS WHOLLY OWNED SUBSIDIARY, DAVIS SELECTED ADVISERS - NY, INC.

The Board of Directors, including the Independent Directors, has approved and recommends that shareholders of the Davis Funds approve the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. ("Adviser"), and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"); The agreements are not being materially changed, fees are not being increased and the same portfolio managers will continue managing your investments.

PROPOSED CHANGE IN CONTROL. Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls the Adviser that provides investment advice and administrative services to each of the Davis Funds. Venture Advisers, Inc., proposes to transfer control of the Adviser to Davis Investments, LLC, on December 31, 2000. Davis Investments, LLC, is controlled by Christopher C. Davis, son of Shelby M.C. Davis. Davis Investments, LLC, will become the new general partner of the Adviser. Venture Advisers, Inc., and Davis Investments, LLC, both have the same business address as the Adviser. Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectuses of each Davis Fund. The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements.

Venture Advisers, Inc., currently controls the Adviser by owning all of the general partnership units issued by the Adviser. Venture Advisers, Inc., proposes to transfer one hundred general partnership units to Davis Investments, LLC. Immediately thereafter Venture Advisers, Inc., would convert its remaining general partnership units into limited partnership units. Venture Advisers, Inc., would continue to own approximately 44% of the economic value of the Adviser as a limited partner. Davis Investments, LLC, would then own all of the general partnership units issued by the Adviser, be the general partner and thereby control the Adviser. Davis Investments, LLC, will pay approximately $11,000 to Venture Advisers, Inc., as consideration for purchasing general partnership units.

Christopher Davis is the vice chairman and a director of Venture Advisers, Inc. Christopher Davis is also sole member and chief executive officer of Davis Investments, LLC. Christopher Davis serves as a portfolio manager of Davis New York Venture Fund, Davis Growth & Income Fund, and Davis Financial Fund and is a senior member of the team managing Davis Growth Opportunity Fund. Christopher Davis would continue to serve as portfolio manager after the change in control. The officers of the Davis Funds, the Adviser, and the Sub-Adviser will not change as a result of the change in control. Officers are listed in Appendix E.

The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements. Therefore the New Advisory and Sub-Advisory Agreements are being submitted to the shareholders of each Davis Fund for their approval at this time. If such approvals are not obtained, the change in control will be delayed and the Existing Advisory and Sub-Advisory Agreements will remain in full force and effect.

TERMS OF THE NEW ADVISORY AGREEMENTS. Shareholders are being asked to approve the New Advisory Agreements without material change from the Existing Advisory Agreements. The following discussion of the New Advisory Agreements is qualified in its entirety by reference to the form of the New Advisory Agreements set forth in Appendix F.

As under the Existing Advisory Agreements, the New Advisory Agreements provide that the Adviser, subject to the general supervision of the Board of Directors, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Davis Funds pay for all expenses of their operations not specifically assumed by the Adviser. The Board of Directors may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Davis Funds or contract with another person to perform them. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Davis Funds or any shareholder of the Davis Funds for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMS OF THE NEW SUB-ADVISORY AGREEMENTS. Shareholders are being asked to approve the New Sub-Advisory Agreements without material change from the Existing Sub-Advisory Agreements. The following discussion of the New Sub-Advisory Agreements is qualified in its entirety by reference to the form of the New Sub-Advisory Agreements set forth in Appendix G. The Adviser, not the Davis Funds, pays for the Sub-Adviser's services.

As under the Existing Sub-Advisory Agreements, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, located at 609 Fifth Avenue, New York, New York 10017, agrees to perform research and portfolio management functions for the Funds on behalf of the Adviser.

The Sub-Adviser performs research and portfolio management services as requested by the Adviser. The Sub-Adviser is responsible for complying with stated policies and applicable laws, including compliance with the Adviser's Code of Ethics. As payment for its services, the Adviser pays the Sub-Adviser's reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement and, in addition, an agreed profit margin. The Adviser and not the Davis Funds pay all the fees paid to the Sub-Adviser. The New Sub-Advisory Agreements will not affect the fees paid by the Davis Funds.

The Adviser and the Board of Directors believe the New Sub-Advisory Agreements are advantageous to the Davis Funds because they enable the Adviser, through the Sub-Adviser, to continue to attract additional, experienced personnel to perform services on behalf of the Davis Funds but who desire to remain in the vicinity of New York City.

Appendix H lists the date when the Existing Advisory and Sub-Advisory Agreements were last presented to shareholders for approval and the purpose of the vote.

ADVISORY FEES. No new fees are being added and no fees are being increased. The advisory fee is calculated and paid monthly and is expressed as an annual percentage of each Fund's average net assets. Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

Davis New York Venture Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on the next $2.5 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion.

Davis Growth & Income Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on total net assets over $500 million.

Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.50% of total net assets. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million.

These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives. Under the Sub-Advisory Agreements, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operations. The Adviser and not the Funds pays all of the fees paid to the Sub-Adviser.

Appendix I lists other investment companies with investment objectives similar to the Davis Funds for which the Adviser serves as investment adviser. The Adviser also serves as sub-adviser to other investment companies with similar investment objectives. As sub-adviser, the Adviser is not responsible for managing the investment companies or supervising other service providers and the negotiated fees reflect this fact.

ADMINISTRATIVE FEES, REGISTRATION FEES AND SHAREHOLDER SERVICES FEES.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides advisory services, which are described above. The Davis Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services and qualification of its shares under federal and state securities laws.

Each Davis Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. During the fiscal year ended July 31, 1999, Davis New York Venture Fund and Davis Growth & Income Fund reimbursed the Adviser a total of $405,996, $27,000 and $1,335,214 for accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services, respectively. During the fiscal year ended December 31, 1999, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund reimbursed the Adviser a total of $78,000, $59,976 and $298,034 for accounting and administrative services, qualifying shares for sale with state agencies and shareholder services, respectively. These services will not be affected by the approval or disapproval of Proposal 2.

PORTFOLIO TRANSACTIONS. Shelby Cullom Davis & Co. ("SCD") is a broker-dealer who may be considered an affiliated person of the Adviser because Davis family members also control it. SCD executes certain brokerage transactions for the Davis Funds. The Adviser follows procedures designed to ensure that the commissions paid to SCD are equal to or less than those paid to other brokers in connection with



                                  ADVISORY FEE
                        FOR THE MOST RECENT FISCAL YEAR
                                 FOR EACH FUND


                                         ANNUAL             MOST RECENT
                                       % OF NET             FISCAL YEAR
           FUND                          ASSETS              ENDED


Davis New York Venture Fund              0.53%              July 31, 1999


Davis Growth & Income Fund               0.75%              July 31, 1999


Davis Growth Opportunity Fund            0.75%              December 31, 1999


Davis Financial Fund                     0.63%              December 31, 1999


Davis Real Estate Fund                   0.72%              December 31, 1999


Davis Convertible Securities Fund        0.74%              December 31, 1999


Davis Government Bond Fund               0.50%              December 31, 1999


Money Market Fund                        0.47%              December 31, 1999

The Adviser and not the Funds pays the Sub-Adviser's fees.

comparable transactions involving similar securities and that the commissions charged the Davis Funds by SCD do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities. Davis Funds paid the following commissions to SCD during their most recently completed fiscal year:


                                           DOLLAR        % OF TOTAL
             FUND NAME                     AMOUNT       COMMISSIONS           FISCAL YEAR
-----------------------------------------------------------------------------------------
Davis New York Venture Fund            $546,972             5.74%             July 31, 1999

Davis Growth & Income Fund               $6,300             6.23%             July 31, 1999

Davis Growth Opportunity Fund           $19,527             7.52%           December 31, 1999

Davis Financial Fund                    $16,260             2.90%           December 31, 1999

Davis Real Estate Fund                    N/A                N/A            December 31, 1999

Davis Convertible Securities Fund         N/A                N/A            December 31, 1999


EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS. If approved by shareholders, the New Advisory and Sub-Advisory Agreements will take effect immediately upon the change in control and will remain in effect through January 1, 2003, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Fund. If the New Advisory and Sub-Advisory Agreements are not approved, the change in control described above will be delayed while other options are considered. If Proposal 2 is not approved, the Existing Advisory and Sub-Advisory Agreements will continue in effect through March 31, 2001, and thereafter only as long as their continuance is approved at least annually as described above.

MATTERS CONSIDERED BY THE BOARD

On March 20, 2000, the Board of Directors, including all of the Independent Directors approved of the Existing Advisory and Sub-Advisory Agreements without any material changes. At that meeting the Independent Directors were notified of the proposed change in control.

On June 13, 2000, the Board of Directors, including all of the Independent Directors approved the New Advisory and Sub-Advisory Agreements following the change in control and called for a meeting of shareholders to approve the New Advisory and Sub-Advisory Agreements following the change in control.

In their March 20, 2000, meeting, the Independent Directors reviewed materials specifically relating to the Existing Advisory and Sub-Advisory Agreements. These materials included: (i) information on the investment performance of each Davis Fund compared against a peer group of funds, (ii) sales and redemption data in respect of each Davis Fund, (iii) information concerning the expenses of each Davis Fund compared against a peer group of funds, and (iv) The Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Davis Fund's shares, (ii) the allocation of each Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Davis Funds' third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Davis Funds' investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of noninvestment management services provided by the Adviser and its affiliates.

In their June 13, 2000, meeting, the Independent Directors considered the New Advisory and Sub-Advisory Agreements including: (i) the Adviser and Sub-Adviser do not anticipate any material changes in their operations as a result of the proposed change in control, (ii) each of the Davis Funds would continue to be managed by the same portfolio manager, (iii) Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectuses of each Fund, (iv) the Adviser's and Sub-Adviser's senior management will not change as a result of the change in control, and (v) the Advisory and Sub-Advisory Agreements will be materially unchanged, including no new fees and no increase in fees.

Conclusion. In considering the Existing Advisory and Sub-Advisory Agreements in the March meetings and the New Advisory and Sub-Advisory Agreements in June, the Board of Directors and the Independent Directors did not identify any single factor as allimportant or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors and Independent Directors concluded that the New Advisory and Sub-Advisory Agreements are fair and reasonable and that they should be approved without material change following the change in control.

The Board of Directors, including the Independent Directors, voted to approve the submission of the New Advisory and Sub-Advisory Agreements to shareholders of the Davis Funds and recommends that shareholders vote FOR Proposal 2.

PROPOSAL 3:
-------------------------------------------------------------------------------

ELIMINATING OR AMENDING FUNDAMENTAL
INVESTMENT POLICIES AND RESTRICTIONS

BACKGROUND

Each Davis Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

The Davis Funds generally classify their investment policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of a Fund's Board of Directors. The 1940 Act requires mutual funds to classify only certain policies as fundamental. With this proposal, the Davis Funds seek to modernize their fundamental policies and gain greater investment flexibility by adopting a set of uniform fundamental investment policies. A copy of the proposed uniform fundamental investment policies is included in Appendix J. Adopting the proposed uniform fundamental investment policies involves restating certain fundamental policies and eliminating other, unnecessary, fundamental policies.

Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. For example, significant federal legislation in 1996 preempted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Davis Funds by various states are no longer required.

Recently, the Adviser performed a comprehensive review of the Davis Funds' fundamental and nonfundamental policies. Based on the recommendations of the Adviser, the Board of Directors has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental and eliminate those policies that are not required under the law.

If each element of Proposal 3 is approved, each of the Davis Funds will have a uniform set of fundamental policies (Davis Real Estate Fund and Davis Financial Fund would have different concentration policies and Davis Real Estate Fund would also have a different diversification policy, as described below). Each of the Davis Funds also has a number of non-fundamental policies that the Board of Directors can change or eliminate without the expense and delay of holding a shareholder meeting. After the results of the shareholders meetings are known, the Board of Directors will consider which non-fundamental policies should be added, changed or eliminated.

Approval of these changes by shareholders would allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Directors and consistent with legal requirements, including published SEC staff positions. The Adviser believes that the proposed changes will enhance its ability to manage the Davis Funds' investment portfolios.

Each proposed change to a Fund's fundamental policies recommended by the Board of Directors is discussed in detail below. The exact language of each fundamental policy is presented, often followed by further discussion of the policy. If approved, the fundamental policy could not be changed again without a shareholder vote. The discussion following the fundamental policy could be changed by the Board of Directors without a shareholder vote to reflect changes in the governing law. In order to help you understand the proposed changes, we have attached Appendices J and K to this proxy statement. Appendix J shows the proposed uniform fundamental polices that each of the Davis Funds would adopt. Appendix K shows each Davis Fund's current fundamental policies proposed to be replaced by new fundamental policies or eliminated.

VOTING REQUIREMENTS

Approval of each element of Proposal 3 requires the favorable vote of a majority of the eligible votes of a Fund as defined by the 1940 Act. Proposal 3 is separated into elements specific to each type of fundamental policy involved, e.g., diversification, borrowing and concentration. You may vote separately for or against each element of Proposal 3.

If shareholders of a Fund approve some, but not all, elements of Proposal 3, the Fund will have a combination of certain current fundamental policies and certain new fundamental policies. The Funds intend to implement new policies after the meeting, as soon as practicable.

The Board of Directors recommends that you vote FOR Proposal 3 and all its elements.

PROPOSAL 3A:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION

Each of the Davis Funds is currently diversified. If this element of Proposal 3 is adopted, Davis New York Venture Fund and Davis Growth Opportunity Fund would each have greater investment flexibility yet remain diversified mutual funds. Davis Real Estate Fund would become a non-diversified mutual fund and thus have the flexibility to make more concentrated investments in the Adviser's favorite companies. The other Davis Funds would all adopt the proposed uniform fundamental policy regarding diversification, but this would not result in a material change in their fundamental policies regarding diversification. Appendix K shows each Davis Fund's current fundamental policy.

This element of Proposal 3 would give Davis New York Venture Fund, Davis Growth Opportunity Fund and Davis Real Estate Fund greater investment flexibility by permitting the Funds to acquire larger positions in the securities of individual companies. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations. The Adviser will use the increased flexibility to invest more than 5% of a Fund's total assets in an issuer's securities only when it believes the securities' potential return justifies accepting the risks associated with the higher level of investment.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR ALL DAVIS FUNDS (OTHER THAN DAVIS REAL ESTATE FUND) WOULD BE:

Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR DAVIS REAL ESTATE FUND WOULD
BE:

Diversification. The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform with the following: At the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by cash and cash items; U.S. government securities; securities of other regulated investment companies; and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

PROPOSAL 3B:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING CONCENTRATION

Davis Financial Fund and Davis Real Estate Fund both concentrate their investments in specific industries. Each of the other Davis Funds is prohibited from investing 25% or more of its assets in companies considered to be in a single industry. A fund that concentrates its investments in a single industry may be subject to greater risks than a fund that does not concentrate its investments. The fund's investment performance, both good and bad, may be expected to reflect the economic performance of the industry in which it concentrates.

This element of Proposal 3 would allow Davis Financial Fund greater flexibility in meeting its concentration requirements. Currently, Davis Financial Fund must invest at least 25% of its total assets in companies principally in banking and another 25% of its total assets in companies principally engaged in financial services. The Adviser believes that the banking industry is in fact a sub-sector of the financial services industry. If approved, the new fundamental investment policy would require Davis Financial Fund to invest 25% or more of its total assets in the financial services industry. In addition, current SEC interpretations would increase the amount that the Fund must invest in the financial industry from 25% or more to 65% or more. SEC regulations may change in the future. Davis Financial Fund would have the flexibility to meet this 65% or more requirement by investing in all manner of companies in the financial services industry. Davis Financial Fund would continue to be prohibited from investing 25% or more of its total assets in any other industry.

This element of Proposal 3 would simplify Davis Real Estate Fund's fundamental policy regarding concentration, but would not result in a material change. Each of the other Davis Funds would adopt uniform concentration language, but this would not result in a material change in their fundamental policies regarding concentration. Appendix K shows each Davis Fund's current fundamental policy.

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS FINANCIAL FUND WOULD BE:

Concentration. Davis Financial Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. The Fund currently intends to invest 65% or more of its total assets in companies principally engaged in financial services during normal market conditions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services industry or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS REAL ESTATE FUND WOULD BE:

Concentration. Davis Real Estate Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. The Fund currently intends to invest 65% or more of its total assets in real estate securities during normal market conditions.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR ALL DAVIS FUNDS (OTHER THAN DAVIS FINANCIAL FUND AND DAVIS REAL ESTATE FUND) WOULD BE:

Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

PROPOSAL 3C:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING SENIOR SECURITIES

Currently, each of the Davis Funds (except for Davis New York Venture Fund and Davis Growth & Income Fund) has a non-fundamental policy governing the issuance of senior securities. The 1940 Act currently requires all mutual funds to adopt fundamental policies restricting the issuance of senior securities. Issuing senior securities generally leverages a fund's assets and potentially exposes the fund to leveraged losses. If this element of Proposal 3 is adopted, each of the Davis Funds will adopt the uniform fundamental policy regarding senior securities. Appendix K shows Davis New York Venture Fund's and Davis Growth & Income Fund's current fundamental policies.

THE NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES FOR ALL DAVIS FUNDS WOULD BE:

Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

PROPOSAL 3D:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING BORROWING

The current fundamental policy regarding borrowing by each Davis Fund, except Davis Growth & Income Fund, is more restrictive than required by the 1940 Act. It is proposed that each Davis Fund adopt a new fundamental policy regarding borrowing that provides more flexibility. Appendix K shows each Davis Fund's current fundamental policy.

This element of Proposal 3 would increase the borrowing limits for each of the Davis Funds, except Davis Growth & Income Fund. The borrowing limits for Davis Growth & Income Fund would remain unchanged. Neither the current policy nor the proposed policy allows the funds to purchase additional portfolio securities if borrowing exceeds 5% of total assets. This prevents the Funds from borrowing money for the purpose of leveraging their portfolios. The Funds' current policy limits borrowing to 10% of total assets and limits the collateral that may be pledged to 15% of total assets. The proposed policy would adopt the 1940 Act limits, which are currently 33% of total assets with no limits on collateral that may be pledged.

The expanded borrowing limits may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. Borrowing money to meet redemptions rather than immediately selling portfolio securities would have the effect of temporarily leveraging a fund's assets and potentially exposing the fund to leveraged losses. The Adviser believes that this more flexible fundamental borrowing policy is in the best interests of the funds and their shareholders because it will allow the Davis Funds, subject to approval by the Board of Directors, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

THE NEW FUNDAMENTAL POLICY ON BORROWING FOR ALL DAVIS FUNDS WOULD BE:

Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

PROPOSAL 3E:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING UNDERWRITING

Each of the Davis Funds currently has a fundamental policy that prevents it from engaging in the underwriting of securities, except in connection with the disposition of securities from its investment portfolio. Appendix K shows each Davis Fund's current fundamental policy. Underwriting securities can result in losses due to the volatility of equity markets. The Davis Funds have not engaged in underwriting in the past and do not intend to do so regardless of whether or not this element of Proposal 3 is approved. Replacing the current fundamental policy with a more flexible fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to adopt appropriate policies without the time and expense of holding a meeting of shareholders. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 is in the best interests of the Funds and their shareholders.

THE NEW FUNDAMENTAL POLICY ON UNDERWRITING FOR ALL DAVIS FUNDS WOULD BE:

Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

PROPOSAL 3F:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding investment in commodities and real estate. Each of the Davis Funds' current fundamental policy restricting investments in commodities and real estate is more restrictive than required by the 1940 Act. Appendix K shows each Davis Fund's current fundamental policy.

This element of Proposal 3 would adopt a new fundamental policy restricting investments in commodities and real estate, which provides more flexibility. The proposed fundamental policy will not prevent Davis Real Estate Fund (or the other equity funds) from investing in securities issued by real estate companies. Investments in commodities can be volatile and are often leveraged. Direct investments in real estate (as opposed to investing in securities issued by real estate companies) can be illiquid. The Davis Funds do not intend to change their investment strategies and invest in either commodities or directly in real estate as a result of a change in this policy. The Adviser believes that this more flexible fundamental policy restricting investments in commodities and real estate is in the best interests of the funds and their shareholders because it will allow the Davis Funds, subject to approval by the Board of Directors, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

THE NEW FUNDAMENTAL POLICY FOR ALL DAVIS FUNDS REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

PROPOSAL 3G:
-------------------------------------------------------------------------------

PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING MAKING LOANS

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding making loans. Each of the Davis Funds' current fundamental policy restricting making loans is more restrictive than required by the 1940 Act. Currently Davis New York Venture Fund and Davis Growth & Income Fund may not lend money but may engage in securities lending. Currently the other Davis Funds may neither lend money nor engage in securities lending. Appendix K shows each Davis Fund's current fundamental policy. It is proposed that each Davis Fund adopt a new fundamental policy restricting making loans, which provides more flexibility. Even Funds that do not pursue current income as an investment objective may benefit from the incremental income earned from activities such as stock lending. This additional income may offset a portion of the Fund's operational expenses. Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Davis Funds deal only with counter-parties they believe to be creditworthy and require that the counter-party deposit collateral with the Funds.

THE NEW FUNDAMENTAL POLICY FOR ALL DAVIS FUNDS REGARDING MAKING LOANS WOULD BE:

Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not be deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to brokerdealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other highgrade, shortterm obligations or interestbearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

PROPOSAL 3H:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN UNSEASONED ISSUERS

The Davis Funds' (other than Davis Growth & Income Fund) current fundamental policies limit the Funds' ability to purchase securities issued by "unseasoned issuers" (i.e., issuers who have less than three years of operations) to 5% of total assets. Appendix K shows each Davis Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not mandate the current fundamental policy. If this policy is eliminated and the Adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with companies with shorter operating histories, including less stable revenues, weaker balance sheets, fewer customers and less diversified lines of business. The Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis Funds or their shareholders because the Adviser does not currently intend to make material investments in such companies. The Board of Directors believes that elimination of the current fundamental policies regarding investment in "unseasoned issuers" is in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3I:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN OPTIONS

The Davis Funds' current fundamental policies limit the Funds' ability to purchase or sell put and call options. Appendix K shows each Davis Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. Investing in options can involve substantial risks, including the potential loss of the entire premium paid when purchasing options and a potentially unlimited risk when selling options without owning the underlying securities. If this policy is eliminated and the Adviser determines it is advisable to so invest, shareholders would have a greater exposure to these risks. Because the Adviser does not currently intend to engage in material purchases or sales of options, it does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis Funds or their shareholders. In the future, if the Adviser deemed it advisable to engage in purchases or sales of options, it would only do so in conformance with the Funds' then current registration statement. Accordingly, the Board of Directors believes that elimination of the current fundamental policies regarding investment in options is in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3J:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Davis Funds' (other than Davis Growth & Income Fund) current fundamental policies limit the Funds' ability to invest in other registered investment companies. Appendix K shows each Davis Fund's current fundamental policy. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company, (ii) investing 5% of its total assets in the securities of a single other investment company, and (iii) investing 10% of its total assets in securities of all other investment companies.

Rule 2a-7 imposes additional limitations on the money market funds' investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments that present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

Elimination of the current fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for a fund and its shareholders.

The Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis Funds or their shareholders both because the Adviser has no current intention to invest in other investment companies and also because of the 1940 limitations. The Board of Directors believes that elimination of the current fundamental policies regarding investment in other investment companies is in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3K:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICIES
REGARDING SHORT SELLING, MARGIN AND ARBITRAGE

The Davis Funds' (other than Davis Growth & Income Fund) current fundamental policies limit the Funds' ability to sell short or buy on margin. Davis New York Venture Fund, Davis Growth Opportunity Fund and Davis Government Bond Fund are prohibited from engaging in arbitrage. Appendix K shows each Davis Fund's current fundamental policy.

Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental policy. Selling securities short theoretically incurs the risk of unlimited losses. Using margin risks leveraging the investment portfolio, which can magnify both gains and losses. Engaging in arbitrage risks substantial losses if the securities that are matched are not treated as identical securities in the market. Because the Adviser does not currently intend to engage in any of these activities, it does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis Funds or their shareholders. In the future, if the Adviser deemed it advisable to engage in short selling, margin, or arbitrage, it would only do so in conformance with the Funds' then current registration statement. Accordingly, the Board of Directors believes that elimination of the current fundamental policies regarding short selling, margin and arbitrage is in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3L:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
REGARDING INVESTING FOR CONTROL

The Davis Funds' (other than Davis Growth & Income Fund) current fundamental policies prohibit the Funds from investing for the purpose of exercising control or management of other companies. Appendix K shows each Davis Fund's current fundamental policy.

The 1940 Act does not require mutual funds to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Because the Adviser does not currently intend to invest for the purpose of exercising control or management of other companies, it does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis Funds or their shareholders. In the future, if the Adviser deemed it advisable to invest for the purpose of exercising control or management of other companies, it would only do so in conformance with the Funds' then current registration statement. Approval of this element of Proposal 3 would allow the Board of Directors to take appropriate and timely action to adopt or amend a nonfundamental policy without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3M:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMPANIES WITH AFFILIATED OWNERSHIP

The Davis Funds' (other than Davis Growth & Income Fund) current fundamental policies limit the Funds' ability to purchase securities of issuers whose securities are owned by officers or directors of the Funds or by the Adviser. Appendix K shows each Davis Fund's current fundamental policy.

The 1940 Act does not require mutual funds to adopt fundamental policies regarding investments in companies with affiliated ownership. Each Fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This fundamental policy was intended to prevent potential conflicts of interest and self-dealing. Because the Davis Funds invest primarily in established companies, it is unlikely that any of the Funds' officers or directors would own 1/2 of 1 percent or more of a company that the Funds would invest in, or that the Fund's officers and directors would, in aggregate own 5% or more of a company that the Funds would invest in. Moreover, the Adviser believes that even if such cross ownership existed, it is unlikely that such ownership actually would result in conflicts of interest or self-dealing. The Adviser believes that the burden of the paperwork that the current fundamental policy imposes exceeds any potential benefits. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Davis Funds and their shareholders.

PROPOSAL 3N:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY
REGARDING INVESTMENTS IN ILLIQUID SECURITIES

Davis New York Venture Fund has a fundamental policy prohibiting the Fund from purchasing more illiquid securities if, after the purchase, more than 15% of the value of the Fund's net assets would be invested in such securities. None of the other Davis Funds has a fundamental policy restricting investments in illiquid securities. Appendix K shows Davis New York Venture Fund's current fundamental policy.

Current SEC rules, which have changed in the past and may be changed in the future, limit a mutual fund's investment in illiquid securities to not more than 15% of total assets. If this element of Proposal 3 is approved, Davis New York Venture Fund intends to adopt a non-fundamental policy, similar to the other Davis Funds (except the money market fund), limiting investments in illiquid securities to no more than 15% of the value of total assets. In the event the Fund's illiquid holdings exceeded 15% of its assets (perhaps due to market appreciation) the Adviser would act promptly to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

The Adviser does not believe that elimination of the current fundamental policy and adoption of the similar non-fundamental policy would materially increase the risks to Davis New York Venture Fund or its shareholders. Approval of this element of Proposal 3 would allow the Board of Directors to take appropriate and timely action to adopt or amend a non-fundamental policy, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Davis New York Venture Fund and its shareholders.

PROPOSAL 3O:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY
MAKING THE INVESTMENT OBJECTIVE FUNDAMENTAL

Davis New York Venture Fund's investment objective is "growth of capital." The Fund has a policy making this objective fundamental. This is more restrictive than is required under the 1940 Act and none of the other Davis Funds has such a fundamental policy. Appendix K shows Davis New York Venture Fund's current fundamental policy.

Because the Adviser does not currently intend to change Davis New York Venture Fund's investment objective, and because shareholders would be notified of any change, and because the Fund's prospectus would be amended to reflect the change, the Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to the Davis New York Venture Fund or its shareholders. In the future, if the Adviser deemed it advisable to change the Fund's investment objective, and the Board of Directors agreed, then shareholders would be notified and the prospectus amended before the Fund pursued the new investment objective. Approval of this element of Proposal 3 would allow the Board of Directors to take appropriate and timely action to adopt or amend the Fund's investment objective without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Davis New York Venture Fund and its shareholders.

PROPOSAL 3P:
-------------------------------------------------------------------------------

PROPOSAL TO ELIMINATE FUNDAMENTAL POLICIES REGARDING MATURITY, RESTRICTED SECURITIES AND INVESTMENTS IN OIL, GAS AND MINERALS

Davis Government Money Market Fund's current fundamental policies prohibits the Fund from purchasing any security that has a maturity date exceeding that prescribed in Rule 2a-7 under the 1940 Act, prohibit the Fund from investing in restricted securities and also prohibit it from investing in oil, gas or other mineral exploration or development programs. Appendix K shows Davis Government Money Market Fund's current fundamental policies.

The 1940 Act does not require any of these three fundamental policies. Current SEC rules, which have changed in the past and may be changed in the future, limit a money market fund's ability to purchase securities with maturities of more than 397 days, limit the purchase of illiquid securities to not more than 10% of net assets and prohibit investment in excessively risky securities, such as unproven mineral exploration or development programs. If this element of Proposal 3 is approved, Davis Government Money Market Fund intends to adopt non-fundamental policies prohibiting it from purchasing any security that has a maturity date exceeding that prescribed by SEC rules and regulations governing money market funds and prohibiting the Fund from purchasing illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities. Davis Government Money Market Fund would not adopt an explicit prohibition against investing in oil, gas or other mineral exploration or development programs as such a policy would be irrelevant to the Fund's investment strategy.

Because the Adviser does not currently intend to invest a material portion of the assets of Davis Government Money Market Fund in any security that has a maturity date exceeding that prescribed in Rule 2a-7 under the 1940 Act, in restricted securities, or in oil, gas or other mineral exploration or development programs, the Adviser does not believe that elimination of the current fundamental policy would materially increase the risks to Davis Government Money Market Fund or its shareholders. In the future, if the Adviser deemed it advisable to make such investments, it would only do so in conformance with the Fund's then current registration statement. Approval of this element of Proposal 3 would allow the Board of Directors to take appropriate and timely action to adopt or amend a nonfundamental policy without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of Davis Government Money Market Fund and its shareholders.

PROPOSAL 4:
-------------------------------------------------------------------------------

TO RATIFY THE SELECTION OF KPMG LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS

By a vote of the Independent Directors, the firm of KPMG LLP has been selected as independent accountants for each of the Davis Funds to sign or certify any financial statements of each Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Davis Funds, by vote of a majority of their eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Davis Funds that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Davis Funds inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the Davis Funds and provide other audit and tax-related services. In recommending the selection of the Davis Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including nonaudit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

LIST OF APPENDICES

APPENDIX A:        Definitions of Some Terms used in this Proxy

APPENDIX B:        Eligible Votes of Each Davis Fund

APPENDIX C:        Nominees owning over 1% of any Class
                   and Shareholders owning over 5% of any Class

APPENDIX D:        Audit Committee Charter

APPENDIX E:        Officers of the Davis Funds, the Adviser, and the
                   Sub-Adviser

APPENDIX F:        New Advisory Agreements

APPENDIX G:        New Sub-Advisory Agreements

APPENDIX H:        Dates that the Existing Advisory and Sub-Advisory Agreements were most recently submitted to shareholders

APPENDIX I:        Other Investment Companies that

                   Davis Selected Advisers serves as Investment Adviser

APPENDIX J:        Proposed Fundamental Policies

APPENDIX K:        Current Fundamental Policies for Each Davis Fund

APPENDIX A:
-------------------------------------------------------------------------------

DEFINITIONS OF SOME TERMS USED IN THIS PROXY


1940 ACT: The Investment Company Act of 1940 and the rules and regulations thereunder.

ADVISER: Davis Selected Advisers, L.P.

BOARD OR BOARD OF DIRECTORS: The board of directors for each Fund. The term is used in the singular because the board for each fund is comprised of the same individuals.

CLASS: The Funds are each authorized to issue four Classes of shares (A, B, C and Y), each with different expenses and different net asset values.

CORPORATION: The Davis Funds are organized as two Maryland corporations: Davis New York Venture Fund, Inc., and Davis Series, Inc.

DAVIS FUNDS: Eight of the Davis Funds offered to the public: Davis New York Venture Fund, Davis Growth & Income Fund, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund.

DIRECTOR: A member of the Board of Directors.

ELIGIBLE VOTE: The holder of each full share of a Fund outstanding as of the close of business on the record date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings.

EXISTING ADVISORY AGREEMENTS: The existing advisory agreements between the Adviser and Davis New York Venture Fund, Inc., and Davis Series, Inc.

EXISTING SUB-ADVISORY AGREEMENTS: The existing sub-advisory agreements between the Adviser and Davis Selected Advisers - NY, Inc., on behalf of Davis New York Venture Fund, Inc., and Davis Series, Inc.

FUND: Any of the eight Davis Funds.

INDEPENDENT ACCOUNTANTS: KPMG LLP serves as independent accountants of the Davis Funds.

INDEPENDENT DIRECTORS: Those directors of a Davis Fund who, under the 1940 Act, are not considered "interested persons" of the Fund.

INVESTMENT POLICIES: The investment objectives, policies and restrictions described in a Fund's prospectus and Statement of Additional Information.

MEETING: A Fund's Special Meeting of Shareholders of the Funds and any adjournment(s) thereof.

MEETINGS: The meetings of any two or all of the Davis Funds.

NEW ADVISORY AGREEMENTS: The proposed advisory agreements between the Adviser and Davis New York Venture Fund, Inc., and Davis Series, Inc. The New Advisory Agreements are both substantially identical except for the fees paid to the Adviser. All terms of the New Advisory Agreements are in substance identical to those of the Existing Advisory Agreements, no new fees are being proposed and no fees are being increased.

APPENDIX A:
-------------------------------------------------------------------------------

DEFINITIONS OF SOME TERMS USED IN THIS PROXY (CONT.)


NEW SUB-ADVISORY AGREEMENTS: The proposed sub-advisory agreements between the Adviser and Davis Selected Advisers - NY, Inc., on behalf of Davis New York Venture Fund, Inc., and Davis Series, Inc. All terms of the New Sub-Advisory Agreements are in substance identical to those of the Existing Sub-Advisory Agreements, no new fees are being proposed and no fees are being increased.

NOMINEE: An individual nominated for election or re-election to the Board of Directors.

PROPOSAL: One of the four proposals described in the proxy statement.

PROXY STATEMENT: The proxy statement itself, not including supplemental material.

RECORD DATE: The date for determining which Fund shareholders are entitled to notice of and to vote at a meeting and any adjournment(s) thereof.

SEC: The Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION: A legal document which supplements the prospectus and provides more detailed information about each of the Davis Funds. You may obtain a copy without charge by calling the Davis Funds at 1-800-279-0279.

SUB-ADVISER: Davis Selected Advisers - NY, Inc.

APPENDIX B:
-------------------------------------------------------------------------------

ELIGIBLE VOTES
as of September 8, 2000



        FUND              CLASS A           CLASS B           CLASS C           CLASS Y             TOTAL
---------------------------------------------------------------------------------------------------------------
Davis New York          10,391,721,024     6,227,710,386     3,381,664,169     1,129,733,653     21,130,829,232

Davis Growth and            50,952,823        25,104,173         9,367,687           113,819         85,538,502
Income

DAVIS NEW YORK          10,442,673,847     6,252,814,559     3,391,031,856     1,129,847,472     21,216,367,734
VENTURE FUND, INC.

Davis Growth                86,043,212        69,454,450         9,765,331         4,222,189        169,485,182
Opportunity Fund

Davis Financial Fund       577,550,637       416,321,444       115,085,534        16,344,943      1,125,302,558

Davis Real Estate          162,928,407        88,802,852        33,610,359        41,530,706        326,872,324
Fund

Davis Convertible          115,978,618        83,964,722        18,541,621        37,151,193        255,636,154
Securities Fund

Davis Government            12,678,295        16,919,267         1,904,251            48,314         31,550,127
Bond Fund

Davis Government           532,564,124        23,103,783         3,708,058                --       559,375,965
Money Market Fund

DAVIS SERIES, INC.       1,487,743,293       698,566,518       182,615,154        99,297,345      2,468,222,310

Appendix C:

NOMINEES AND SHAREHOLDERS


NOMINEES OWNING MORE THAN 1% OF SHARES OF ANY CLASS

The following list sets forth each nominee who, as of September 8, 2000, owns more than 1% of the total outstanding shares of any Class of any of the Funds.


                                                                                   % OF SHARES          NO. OF SHARES
    NOMINEE NAME          FUND(S) IN WHICH OWNERSHIP IS >1%                         OUTSTANDING             OWNED
---------------------------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS   Davis Growth & Income Fund -- Class A                          5.98%             263,011.631
                       Davis Financial Fund -- Class A                                2.80%             434,130.986
                       Davis Government Money Market Fund -- Class A                  1.20%           6,366,791.600
                       Davis Growth Opportunity Fund -- Class A                       5.22%             174,268.233
                       Davis Real Estate Fund -- Class A                              3.57%             271,269.093

ANDREW A. DAVIS        Davis Real Estate Fund -- Class A                              1.31%              99,732.939


The following table sets forth the name and holdings of any persons known by the Davis Funds to be a record owner of more than 5% of the outstanding shares of any Class of its Funds as of September 8, 2000. Other than as indicated below, Davis Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY CLASS


                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
------------------------------------------------------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND -- CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                                                  19.67%          62,845,862.112
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS NEW YORK VENTURE FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  31.52%          61,946,067.576
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


DAVIS NEW YORK VENTURE FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  40.87%          43,274,827.827
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484



Appendix C:

NOMINEES AND SHAREHOLDERS (CONT.)





                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
-------------------------------------------------------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND -- CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                                                  22.19%           7,627,103.398
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


Mitra & Co.                                                                           8.35%           2,871,074.864
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI  53201-2977

Boston Safe Deposit & Trust Co.                                                      10.61%           3,646,602.726
TTEE For The Southwest Airlines
Pilots' Retirement Saving Plan
One Cabot Road 028-0036
Medord, MA  02155-5141

DAVIS GROWTH & INCOME FUND -- CLASS A SHARES

Shelby Cullom Davis & Co.                                                            58.31%           2,563,078.425
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Christopher C. Davis                                                                  5.98%             263,011.631
9 East 81st Street
New York, NY  10028-0205

DAVIS GROWTH & INCOME FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  21.17%             462,880.265
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


DAVIS GROWTH & INCOME FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  22.98%             181,144.274
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484



Appendix C:
-------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS (CONT.)




                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
-----------------------------------------------------------------------------------------------------------------------
DAVIS GROWTH & INCOME FUND-- CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                                                  65.49%               6,415.029
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


LPL Financial Services                                                                7.82%                 766.177
Account 19639116
9785 Towne Centre Dr.
San Diego, CA  92121-1968

DAVIS GROWTH OPPORTUNITY FUND -- CLASS A SHARES

SAC & Co.                                                                             7.76%             259,014.799
80452131
12 E. 49th Street, 41st Floor
New York, NY  10017

Christopher C. Davis                                                                  5.22%             174,268.233
609 Fifth Ave., 11th Floor
New York, NY  10017

DAVIS GROWTH OPPORTUNITY FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  13.86%             404,670.774
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GROWTH OPPORTUNITY FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                   9.44%              37,055.480
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GROWTH OPPORTUNITY FUND -- CLASS Y SHARES

Naidot & Co.                                                                         94.31%             155,916.275
Bessemer Trust Company
100 Woodbridge Ctr. Drive
Woodbridge, NJ  07095-1125

Merrill Lynch Pierce Fenner & Smith                                                   5.69%               9,398.477
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


Appendix C:
-------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS (CONT.)

                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
-------------------------------------------------------------------------------------------------------------------
DAVIS FINANCIAL FUND -- CLASS A SHARES

Shelby Cullom Davis & Co.                                                            17.91%           2,767,895.176
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Merrill Lynch Pierce Fenner & Smith                                                   5.47%             844,714.194
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Charles Schwab and Co., Inc.                                                          6.33%             978,666.899
101 Montgomery St.
San Francisco, CA  94104-4122

DAVIS FINANCIAL FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  24.64%           2,844,112.236
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  31.33%             980,711.684
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND -- CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                                                  80.73%             347,535.000
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS REAL ESTATE FUND -- CLASS A SHARES

Charles Schwab and Co., Inc.                                                         10.08%             766,031.802
101 Montgomery St.
San Francisco, CA  94104-4122

DAVIS REAL ESTATE FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  24.22%           1,009,255.521
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484




Appendix C:
-------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS (CONT.)
                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
-------------------------------------------------------------------------------------------------------------------
DAVIS REAL ESTATE FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  14.80%             231,001.561
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  322460-6484

DAVIS REAL ESTATE FUND -- CLASS Y SHARES

Naidot & Co.                                                                         57.88%           1,115,969.907
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

Philip O. Grier, President                                                           16.28%             313,825.834
Armard Hammer United World College
P.O. Box 248
Montezuma, NM  87731-0248

Abilene Christian University Endowment                                               10.03%             193,350.910
Attention: Ken Rideout
ACU Box 29120
Abilene, TX  79699-0001

DAVIS CONVERTIBLE SECURITIES FUND -- CLASS A SHARES

Shelby Cullom Davis  & Co.                                                           24.98%           1,052,542.686
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

The Bank of New York, TRS for Shelby Cullom Davis                                     7.12%             300,000.000
FBO the Bank of New York as Pledgee
One Wall Street
New York, NY  10005-2501

DAVIS CONVERTIBLE SECURITIES FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  24.92%             768,170.124
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  21.97%             147,078.022
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484



Appendix C:
-------------------------------------------------------------------------------
NOMINEES AND SHAREHOLDERS (CONT.)

                                                                               % OF CLASS              NUMBER OF
                  NAME AND ADDRESS OF SHAREHOLDER                              OUTSTANDING            SHARES OWNED
---------------------------------------------------------------------------------------------------------------------
Dean Witter FBO                                                                       6.12%              40,975.833
Gary Ruben Inc. MP Plan
P.O. Box 250
New York, NY  10008-0250

DAVIS CONVERTIBLE SECURITIES FUND -- CLASS Y SHARES

Naidot & Co.                                                                         93.94%           1,262,267.118
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

DAVIS GOVERNMENT BOND FUND -- CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                                                  35.44%           1,112,047.958
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT BOND FUND -- CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                                                  45.34%             159,305.212
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

PaineWebber for the benefit of Elinor F. Filupait TTEE                               15.77%              55,391.277
P.O. Box 4371
Lantana, FL  33465-4371

PaineWebber for the benefit of Gary F. Filupait Trustee                               5.93%              20,842.495
29 Dorchester Circle
PGA National
Palm Beach Gardens, FL  33418-7102

DAVIS GOVERNMENT BOND FUND -- CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                                                  99.71%               8,885.814
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT MONEY MARKET FUND -- CLASS A SHARES

Shelby Cullom Davis & Co.                                                            69.59%          370,666,262.03
Investment #3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Davis Selected Advisers, L.P.                                                         9.80%          52,191,402.440
Attention: Ron Moore
2949 E. Elvira Road, Suite 101
Tucson, AZ  85706

APPENDIX D:
-------------------------------------------------------------------------------
DAVIS FUNDS AUDIT COMMITTEE CHARTER

as amended 12/07/99

1.   The Audit Committee shall be composed entirely of independent directors.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and perform a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto, and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to consider such other matters as the full Board shall request the Committee to review, including but not limited to, advisory, sub-advisory and underwriting agreements, Rule 12b-1 distribution plans, custodian and shareholder servicing issues, regulatory matters and taxation issues; and

     (g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for the management company.

APPENDIX D:
-------------------------------------------------------------------------------
DAVIS FUNDS AUDIT COMMITTEE CHARTER (CONT.)

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF THE DAVIS FUNDS, THE ADVISER AND THE SUB-ADVISER

                          OFFICERS OF THE DAVIS FUNDS

                NAME                           BIRTHDATE                       POSITION
-----------------------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)*                July 13, 1965               Chief Executive Officer, Davis Series;
                                                                    President, Davis New York Venture Fund, Davis
                                                                    Growth & Income Fund, Davis Growth
                                                                    Opportunity Fund and Davis Financial Fund

ANDREW A. DAVIS(2)*                     June 25, 1963               President, Davis Real Estate Fund and Davis
                                                                    Convertible Securities Fund; Vice President,
                                                                    all Davis Funds

CRESTON KING, III(3)                    April 19, 1963              President, Davis Government Bond Fund and
                                                                    Davis Government Money Market Fund

KENNETH C. EICH(3)*                    August 14, 1953              Vice President, all Davis Funds

SHARRA L. REED(3)*                    September 25, 1966            Vice President, Treasurer and Assistant
                                                                    Secretary, all Davis Funds

THOMAS D. TAYS(3)*                      March 7, 1957               Vice President and Secretary, all Davis Funds



* These persons are also officers of the Adviser.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF THE DAVIS FUNDS, THE ADVISER AND THE SUB-ADVISER (CONT.)


                            OFFICERS OF THE ADVISER

      AS GENERAL PARTNER, DAVIS INVESTMENTS, LLC WILL MANAGE THE BUSINESS
             AFFAIRS OF THE ADVISER. THE DIRECTORS AND OFFICERS OF
                         DAVIS INVESTMENTS, LLC, ARE:



     NAME                                 BIRTHDATE                                POSITION
--------------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)                      July 13, 1965               Chairman (Sole Member), Chief Executive Officer

SHELBY M.C. DAVIS(1)                         March 20, 1937              Founder and Senior Research Adviser

ANDREW A. DAVIS(2)                            June 25, 1963              President

KENNETH C. EICH(3)                           August 14, 1953             Chief Operating Officer

RUSSELL O. WIESE(1)                           May 18, 1966               Chief Marketing Officer

GARY P. TYC(3)                                May 27, 1956               Vice President, Chief Financial Officer, Treasurer
                                                                         and Assistant Secretary

SHARRA L. REED(3)                          September 25, 1966            Vice President


SANDRA E. DURAN(2)                            June 2, 1970               Vice President

THOMAS D. TAYS(3)                             March 7, 1957              Vice President, General Counsel and Secretary

Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C. Davis.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF THE DAVIS FUNDS, THE ADVISER AND THE SUB-ADVISER (CONT.)


                          OFFICERS OF THE SUB-ADVISER

          The Sub-Adviser is a wholly owned subsidiary of the Adviser organized as a Delaware corporation. Its officers and directors are:



       Name                           Position


Christopher C. Davis(1)     Chairman (Director), Chief Executive Officer
                            & President

Andrew A. Davis(2)          Director, Vice President

Russell O. Wiese(1)         Director, Vice President

Kenneth C. Eich(3)          Vice President, Chief Operating Officer

Gary P. Tyc(3)              Vice President, Treasurer and Assistant Secretary

Thomas D. Tays(3)           Vice President, General Counsel and Secretary


     The principal occupation of each of the directors and officers is working for the Adviser and/or Sub-Adviser.

(1) Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York 10017.

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC. AND DAVIS SERIES, INC.


                        DAVIS NEW YORK VENTURE FUND, INC.

                          INVESTMENT ADVISORY AGREEMENT

                                 JANUARY 1, 2001

Davis Selected Advisers, L.P.
2949 E. Elvira Road, Suite 101
Tucson, Arizona  85706

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. Management. We desire to employ the capital of Davis New York Venture Fund, Inc. (the "Company") by investing and reinvesting the same in securities of the type and in accordance with the limitations specified in the registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, of which we enclose a copy, and in such manner and to such extent as may from time to time be approved by our Board of Directors. We desire to employ you to supervise and assist in the management of this business for us. You shall for all purposes herein be deemed an independent contractor and shall, unless otherwise expressly provided for or authorized, have no authority to act or represent us.

2. Officers, Directors, Employees. In this connection it is understood that you will from time to time employ or associate with yourselves such person or persons as you may believe to be particularly fitted to assist you in the execution of this Agreement, it being understood that the compensation of such person or persons shall be paid by you and that no obligation may be incurred on our behalf in any such respect. This does not apply to such individuals as we may in due course elect as officers of our corporation, except that no officer, director, stockholder or employee of your firm shall receive compensation from us for acting as director, officer or employee of our corporation, and you agree to pay the compensation of all such persons. We understand that, during the continuance of this agreement, officers of your firm will, if elected, serve as directors of our corporation and as its principal officers.

3. Authority, Reporting. You are to have complete and exclusive authority to develop and handle for us any business of the type above mentioned which you may consider advantageous for us, subject to the direction and control of our officers and directors. You will furnish us with such statistical information with respect to the securities which we may hold or contemplate purchasing as we may request. We wish to be kept in touch with important developments affecting our Company and shall expect you on your own initiative to furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio or the industries in which they are engaged. We shall also expect you of your own motion to advise us whenever in your opinion conditions are such as to make it desirable that a specific security be eliminated from our portfolio.

4. Standard of Care. We shall expect you to use your best judgment in rendering these services to us, and we agree as an inducement to your undertaking the same that you shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)



     nothing herein shall be deemed to protect or purport to protect you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. Expenses. Except as otherwise provided below in this paragraph, you will attend to, or arrange for the performance, at your expense, of such clerical and accounting work related to the investment and reinvestment of our capital for us as we may specify. We shall, however, bear all costs and expenses of or attendant upon (i) preparation of our federal, state and local tax returns, (ii) preparation of certain documents we must file with the Securities and Exchange Commission, (iii) determination of the status and payment of dividends, (iv) reconciling and reviewing output of our custodian bank, determining the adequacy of various accruals, approving our expenses, authorizing our bank to receive and disburse money and securities and verifications related thereto, and interfacing with our auditors, (v) verification of our security ledger and preparation and maintenance of other corporate books and records, (vi) brokerage fees and commissions; (vii) stockholders' and Directors' meetings, (viii) corporate reports and proxy materials, including their preparation, printing and distribution, (ix) fees of disinterested Directors, (x) taxes and interest expenses, (xi) reports to government authorities including all expenses and costs relating to such reports and to state securities law compliance,
     (xii) custodian and transfer agent fees; (xiii) association membership dues, (xiv) premiums on all insurance and bonds maintained for us or on our behalf, (xv) retention of the transfer agent and registrar for our shares and the disbursing agent for our stockholders, including costs and expenses attendant upon repurchase and redemption of our shares, (xvi) our counsel, and (xvii) our independent auditors. We may arrange for you to provide some or all of the services relating to items (i) to (xvii) above, and any other services not directly relating to investment and reinvestment of our capital, upon such terms and conditions as we may agree and subject to the approval and review of our Board of Directors.

6. Fees. The Company has formed two funds, consisting of separate investment portfolios, and wishes to employ you to supervise and assist in the management of both funds upon the terms and conditions described in this Agreement. In consideration of such services, we shall pay you a fee calculated at the following annual rates based upon the daily net asset value of each separate portfolio:

                          DAVIS NEW YORK VENTURE FUND

ANNUAL RATE               DAILY NET ASSET VALUE


0.75% of                   First $250,000,000
0.65% of                   First $250,000,000
0.55% of                   Next $2,500,000,000
0.54% of                   Next $2,500,000,000
0.53% of                   Next $1,000,000,000
0.52% of                   Next $1,000,000,000
0.51% of                   Next $1,000,000,000
0.50% of                   Amount in excess of $7,000,000,000

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)

             DAVIS GROWTH & INCOME FUND

ANNUAL RATE               DAILY NET ASSET VALUE

0.75% of                   First $250,000,000
0.65% of                   Next $250,000,000
0.55% of                   Amount in excess of $500,000,000

For this purpose, the daily net asset value shall be computed in the same manner as the value of such daily net assets are computed in connection with the determination of the net asset value of our shares. The fee shall be accrued daily and paid monthly on the first business day following the end of the month in which the services were rendered.

7.  Portfolio Transactions.

     (a) You are authorized to place purchase and sale orders for our portfolio transactions with brokers and/or dealers who, in your best judgment, are able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price obtainable, taking into account research and other services available and the reasonableness of commission charges. Purchases and sales of securities not listed or traded on a securities exchange shall ordinarily be executed with primary market makers, acting as principal, except where, in your judgment, better prices and execution may otherwise be obtained.

     (b) You are authorized to allocate brokerage and principal business to members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for us and/or other accounts, if any, for which you exercise investment discretion (as defined in Section 3(a) (35) of the 1934 Act) and to cause us to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or your overall responsibilities with respect to us and the other accounts, if any, as to which you exercise investment discretion.

          In reaching such determination, you will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, you shall be prepared to show that all commissions were allocated and paid in accordance with this agreement, that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis and that the commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by qualified brokers on comparable transactions, but taking into account (i) the provisions of this agreement relating to obtaining the most favorable securities price, since it is recognized by our Board of Directors and shareholders that it usually is more beneficial to us to obtain a favorable price than to pay the lowest commission, and (ii) that research from brokers is useful to you in performing your advisory activities under this Agreement.

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)





     (c) Portfolio transactions may be allocated to any broker or dealer taking into account the sale by such broker or dealer of our shares. Any such allocation shall be made in accordance with the provisions of this agreement relating to obtaining "best execution."

     (d) In selecting brokers for our portfolio transactions, you shall make use of a list of a number of brokers which you and we believe, based on past and current experience, are qualified to execute our portfolio transactions. The brokers on the list will ordinarily be used for our portfolio transactions, but other brokers may be used in accordance with the principles of this agreement. The brokers on the list may be changed from time to time and will include members of the major and regional securities exchanges and certain nonmember brokers.

8. NonExclusive, Use of "Davis" Name. You may act as investment adviser for any other person, firm or corporation. We recognize that you have given us the right to use the name "Davis" in our corporate title. If for any reason you no longer act as our investment adviser, we shall remove the name "Davis" from our corporate title upon demand made by you.

9. Term and Termination. This Agreement shall become effective for an initial period of not more than two years from its effective date, and shall continue in full force and effect continuously thereafter, if its continuance is approved at least annually as required by the Investment Company Act of 1940. The effective date of this Agreement shall be the later of (i) January 1, 2001, or (ii) the date this Agreement has been approved as required by the Investment Company Act of 1940. As of such effective date, this Agreement shall supersede all prior investment advisory agreements between the parties. This Agreement may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of our outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to you, or by you on 60 days' written notice to us and it shall be automatically terminated in the event of its assignment (as defined in said Act).

10. Series of Shares. As of the date of this Agreement, the Company has two series of shares ("Funds"). In the event that the Company shall create additional Funds, this Agreement shall apply to and be effective as to each such Fund, provided that the Agreement is approved as required by the Investment Company Act of 1940. The effective date of the Agreement as to each such Fund shall be the date that it is so approved or any later date as shall be agreed to by the parties.

If the foregoing is in accordance with your understanding, will you so kindly indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           DAVIS NEW YORK VENTURE FUND, INC.

                           By:____________________________

Accepted as of the day and year first above written.

DAVIS SELECTED ADVISERS, L.P.

By: DAVIS INVESTMENTS, LLC., General Partner

By:_______________________________________

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)




                               DAVIS SERIES, INC.

                          INVESTMENT ADVISORY AGREEMENT

                                 JANUARY 1, 2001

Davis Selected Advisers, L.P.
2949 E. Elvira Road, Suite 101
Tucson, Arizona  85706

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. Management. We desire to employ the capital of Davis Series, Inc. (the "Company") by investing and reinvesting the same in securities of the type and in accordance with the limitations specified in the registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, of which we enclose a copy, and in such manner and to such extent as may from time to time be approved by our Board of Directors. We desire to employ you to supervise and assist in the management of this business for us. You shall for all purposes herein be deemed an independent contractor, and shall, unless otherwise expressly provided for or authorized, have no authority to act or represent us.

2. Officers, Directors, Employees. In this connection it is understood that you will from time to time employ or associate with yourselves such person or persons as you may believe to be particularly fitted to assist you in the execution of this Agreement, it being understood that the compensation of such person or persons shall be paid by you and that no obligation may be incurred on our behalf in any such respect. This does not apply to such individuals as we may in due course elect as officers of our corporation, except that no officer, director, stockholder or employee of your firm shall receive compensation from us for acting as director, officer or employee of our corporation, and you agree to pay the compensation of all such persons. We understand that, during the continuance of this agreement, officers of your firm will, if elected, serve as directors of our corporation and as its principal officers.

3. Authority, Reporting. You are to have complete and exclusive authority to develop and handle for us any business of the type above mentioned which you may consider advantageous for us, subject to the direction and control of our officers and directors. You will furnish us with such statistical information with respect to the securities which we may hold or contemplate purchasing as we may request. We wish to be kept in touch with important developments affecting our Company and shall expect you on your own initiative to furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio or the industries in which they are engaged. We shall also expect you of your own motion to advise us whenever in your opinion conditions are such as to make it desirable that a specific security be eliminated from our portfolio.

4. Standard of Care. We shall expect of you your best judgment in rendering these services to us, and we agree as an inducement to your undertaking the same that you shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

-------------------------------------------------------------------------------
APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)


5. Expenses. Except as otherwise provided below in this paragraph, you will attend to, or arrange for the performance, at your expense, of such clerical and accounting work related to the investment and reinvestment of our capital for us as we may specify. We shall, however, bear all costs and expenses of or attendant upon (i) preparation of our federal, state and local tax returns, (ii) preparation of certain documents we must file with the Securities and Exchange Commission, (iii) determination of the status and payment of dividends, (iv) reconciling and reviewing output of our custodian bank, determining the adequacy of various accruals, approving our expenses authorizing our bank to receive and disburse money and securities and verifications related thereto, and interfacing with our auditors, (v) verification of our security ledger and preparation and maintenance of other corporate books and records, (vi) brokerage fees and commissions, (vii) stockholders' and Directors' meetings, (viii) corporate reports and proxy materials, including their preparation, printing and distribution, (ix) fees of disinterested Directors, (x) taxes and interest expenses, (xi) reports to government authorities including all expenses and costs relating to such reports and to state securities law compliance;
     (xii) custodian and transfer agent fees, (xiii) association membership dues; (xiv) premiums on all insurance and bonds maintained for us or on our behalf, (xv) retention of the transfer agent and registrar for our shares and the disbursing agent for our stockholders, including costs and expenses attendant upon repurchase and redemption of our shares, (xvi) our counsel, and (xvii) our independent auditors. We may arrange for you to provide some or all of the services relating to items (i) to (xvii) above, and any other services not directly relating to investment and reinvestment of our capital, upon such terms and conditions as we may agree and subject to the approval and review of our Board of Directors.

6. Fees. In consideration of such services, we shall pay you a monthly fee as of the last day of each month in each year based upon the average daily value of net assets during a month for which the monthly fee is calculated, as follows:

                                               VALUE OF AVERAGE DAILY NET ASSETS
  MONTHLY RATE                                   OF THE FUND DURING THE MONTH
-------------------------------------------------------------------------------

ALL FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND & DAVIS GOVERNMENT BOND
FUND

  1/12 of 0.75%
  of..........................................First $250,000,000 1/12 of 0.65%
  of..........................................Next $250,000,000 1/12 of 0.55%
  of..........................................Amount in excess of $500,000,000

  DAVIS GOVERNMENT MONEY MARKET FUND

  1/12 of 0.50%
  of..........................................First $250,000,000 1/12 of 0.45%
  of..........................................Next $250,000,000 1/12 of 0.40%
  of..........................................Amount in excess of $500,000,000

  DAVIS GOVERNMENT BOND FUND

  1/12 of 0.50%...............................All assets

     provided, however, that such fee for any period which shall not be a full monthly period shall be prorated according to the proportion which such period bears to the full month. For this purpose, the value of our net assets shall be computed in the same manner as the value of such net assets are computed in connection with the determination of the net asset value of our shares.

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)

7.   Portfolio Transactions.

     (a) You are authorized to place purchase and sale orders for our portfolio transactions with brokers and/or dealers which, in your best judgment are able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price obtainable, taking into account research and other services available and the reasonableness of commission charges. Purchases and sales of securities not listed or traded on a securities exchange shall ordinarily be executed with primary market makers, acting as principal, except where, in your judgment, better prices and execution may otherwise be obtained.

     (b) You are authorized to allocate brokerage and principal business to members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for us and/or other accounts, if any, for which you exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and to cause us to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or your overall responsibilities with respect to us and the other accounts, if any, as to which you exercise investment discretion.

          In reaching such determination, you will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, you shall be prepared to show that all commissions were allocated and paid in accordance with this agreement, that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis and that the commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by qualified brokers on comparable transactions, but taking into account (i) the provisions of this agreement relating to obtaining the most favorable securities price, since it is recognized by our Board of Directors and shareholders that it usually is more beneficial to us to obtain a favorable price than to pay the lowest commission, and (ii) that research from brokers is useful to you in performing your advisory activities under this Agreement.

     (c) Portfolio transactions may be allocated to any broker or dealer taking into account the sale by such broker or dealer of our shares. Any such allocation shall be made in accordance with the provisions of this agreement relating to obtaining "best execution."

     (d) In selecting brokers for our portfolio transactions, you shall make use of a list of a number of brokers which you and we believe, based on past and current experience, are qualified to execute our portfolio transactions. The brokers on the list will ordinarily be used for our portfolio transactions, but other brokers may be used in accordance with the principles of this agreement. The brokers on the list may be changed from time to time and will include members of the major and regional securities exchanges and certain nonmember brokers.

8. Non-Exclusive. You may act as investment adviser for any other person, firm or corporation.

9. Term and Termination. This Agreement shall become effective for an initial period of not more than two years from its effective date, and shall continue in full force and effect continuously thereafter, if its continuance is approved at least annually as required by the Investment Company Act of 1940. The effective date of this

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS NEW YORK VENTURE FUND, INC., AND DAVIS SERIES, INC. (CONT.)


     Agreement shall be the later of (i) January 1, 2001, or (ii) the date this Agreement has been approved as required by the Investment Company Act of 1940. As of such effective date, this Agreement shall supersede all prior investment advisory agreements between the parties. This Agreement may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of our outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to you, or by you on 60 days' written notice to us, and it shall be automatically terminated in the event of its assignment (as defined in said Act).

10. Series of Shares. As of the date of this Agreement, the Company has six series of shares ("Funds"), namely Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund, and Davis Government Money Market Fund. In the event that the Company shall create any additional Funds, this Agreement shall apply to and be effective as to each such Fund, provided that the Agreement is approved as required by the Investment Company Act of 1940. The effective date of the Agreement as to each such future Fund shall be the date as it is so approved or any later date as shall be agreed to by the parties.

If the foregoing is in accordance with your understanding, will you so kindly indicate by signing and returning to us the enclosed copy hereof.

                               Very truly yours,

                               DAVIS SERIES, INC.

                               By:______________________________




Accepted as of the day and year first above written.

DAVIS SELECTED ADVISERS, L.P.

By: DAVIS INVESTMENTS, LLC, General Partner

By:______________________________________

APPENDIX G:
------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC.

                       DAVIS NEW YORK VENTURE FUND, INC.

                             SUB-ADVISORY AGREEMENT

                                JANUARY 1, 2001

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY"), as investment sub-adviser for the portfolios of Davis New York Venture Fund, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, the Adviser and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conform to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC.(CONT.)

     valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment, and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty
     (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

     thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term. This Agreement shall become effective on the later of January 1, 2001, or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

Sincerely,

Davis Selected Advisers, L.P.
By Davis Investments, LLC,
     General Partner

By:_________________________

Its:_________________________

Accepted and Approved this 1st day of January, 2001

Davis Selected Advisers - NY, Inc.

By:__________________________

Its:__________________________

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

                               DAVIS SERIES, INC.

                             SUB-ADVISORY AGREEMENT

                                JANUARY 1, 2001

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY"), as investment sub-adviser for the portfolios of Davis Series, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, the Adviser and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conform to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

     regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings wherever situated. In addition, personnel of DSA-NY at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment, and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and
     (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty
     (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that is will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

     Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term. This Agreement shall become effective on the later of January 1, 2001, or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS NEW YORK VENTURE FUND, INC.,
AND DAVIS SERIES, INC. (CONT.)

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.


Sincerely,

Davis Selected Advisers, L.P.
By Davis Investments, LLC
General Partner




By:
   ----------------------------------------

Its:
   ----------------------------------------



Accepted and approved this 1st day of January, 2001




Davis Selected Advisers - NY, Inc.


By:
   ----------------------------------------

Its:
   ----------------------------------------

APPENDIX H:
--------------------------------------------------------------------------------
MOST RECENT SHAREHOLDER APPROVALS OF EXISTING ADVISORY AND SUB-ADVISORY
AGREEMENTS


                                              ADVISORY AGREEMENTS


                                                   DATE LAST
                                                 SUBMITTED TO
EXISTING ADVISORY AGREEMENTS                        VOTE OF                        PURPOSE
                                                 SHAREHOLDERS
------------------------------------------------------------------------------------------------------

DAVIS NEW YORK VENTURE FUND                     March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS GROWTH & INCOME FUND                      March 16, 1998    Initial approval of agreement

DAVIS GROWTH OPPORTUNITY FUND                   March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS FINANCIAL FUND                            March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS REAL ESTATE FUND                          March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS CONVERTIBLE SECURITIES FUND               March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS GOVERNMENT BOND FUND                      March 15, 1993    Approving a change in control of the
                                                                  Adviser

DAVIS GOVERNMENT MONEY MARKET FUND              March 15, 1993    Approving a change in control of the
                                                                  Adviser

APPENDIX H:
--------------------------------------------------------------------------------
MOST RECENT SHAREHOLDER APPROVALS OF EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS (CONT.)



                                          SUB-ADVISORY AGREEMENTS


        EXISTING SUB-ADVISORY AGREEMENTS            DATE LAST SUBMITTED TO VOTE            PURPOSE
                                                          OF SHAREHOLDERS
------------------------------------------------------------------------------------------------------

DAVIS NEW YORK VENTURE FUND                              October 16, 1996         Initial approval of
                                                                                  agreement

DAVIS GROWTH & INCOME FUND                                March 16, 1998          Initial approval of
                                                                                  agreement

DAVIS GROWTH OPPORTUNITY FUND                             March 25, 1997          Initial approval of
                                                                                  agreement

DAVIS FINANCIAL FUND                                      March 25, 1997          Initial approval of
                                                                                  agreement

DAVIS REAL ESTATE FUND                                    March 25, 1997          Initial approval of
                                                                                  agreement

DAVIS CONVERTIBLE SECURITIES FUND                         March 25, 1997          Initial approval of
                                                                                  agreement

DAVIS GOVERNMENT BOND FUND                                March 25, 1997          Initial approval of
                                                                                  agreement

DAVIS GOVERNMENT MONEY MARKET FUND                        March 25, 1997          Initial approval of
                                                                                  agreement

APPENDIX I:
--------------------------------------------------------------------------------
INVESTMENT COMPANIES WITH INVESTMENT OBJECTIVES SIMILAR TO THE DAVIS FUNDS FOR WHICH DAVIS SELECTED ADVISERS, L.P., SERVES AS INVESTMENT ADVISER



               FUND                                 MANAGEMENT FEES PAID AS AN          NET ASSETS*
                                                      ANNUAL % OF NET ASSETS
----------------------------------------------------------------------------------------------------

LARGE CAP EQUITY FUNDS
     Davis Value Portfolio                                    0.75%                      $12,677,844
     Selected American Shares                                 0.57%                   $3,704,369,529

MID CAP FUND
     Selected Special Shares                                  0.69%                     $107,591,763

FINANCIAL SECTOR FUND
     Davis Financial Portfolio                                0.75%                       $3,471,003

REAL ESTATE SECTOR FUND
     Davis Real Estate Portfolio                              0.75%                         $609,783

GOVERNMENT BOND FUND
     Selected U.S. Government Income Fund                     0.42%                       $4,412,798

GOVERNMENT MONEY MARKET FUND
     Selected Daily Government Fund                           0.30%                     $131,342,413



* As of the most recently completed fiscal year-end.

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES


Each Davis Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

Each Davis Fund which approves all elements of Proposal 3 will adopt the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

A. DIVERSIFICATION

The New Fundamental Policy on Diversification for all Davis Funds (other than Davis Real Estate Fund) would be:

DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

FURTHER EXPLANATION OF DIVERSIFICATION POLICY. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

The New Fundamental Policy on Diversification for Davis Real Estate Fund would be:

DIVERSIFICATION. The Fund is not required to diversify its investments.

FURTHER EXPLANATION OF DIVERSIFICATION POLICY. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

B. CONCENTRATION

The New Fundamental Policy on Concentration for Davis Financial Fund would be:

CONCENTRATION. Davis Financial Fund concentrates its investments in the financial services industry.

FURTHER EXPLANATION OF CONCENTRATION POLICY. During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. The Fund currently intends to invest 65% or more of its total assets in companies principally engaged in financial services during normal market conditions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services industry or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The New Fundamental Policy on Concentration for Davis Real Estate Fund would be:

CONCENTRATION. Davis Real Estate Fund concentrates its investments in real estate securities.

FURTHER EXPLANATION OF CONCENTRATION POLICY. During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. The Fund currently intends to invest 65% or more of its total assets in real estate securities during normal market conditions.

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The New Fundamental Policy on Concentration for all Davis Funds (other than Davis Financial Fund and Davis Real Estate Fund) would be:

CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

FURTHER EXPLANATION OF CONCENTRATION POLICY. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

C. SENIOR SECURITIES

The New Fundamental Policy on Issuing Senior Securities for all Davis Funds would be:

ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF ISSUING SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

A. BORROWING

The New Fundamental Policy on Borrowing for All Davis Funds would be:

BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


FURTHER EXPLANATION OF BORROWING POLICY. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

B. UNDERWRITING

The New Fundamental Policy on Underwriting for All Davis Funds would be:

UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF UNDERWRITING POLICY. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

C. COMMODITIES AND REAL ESTATE

The New Fundamental Policy for All Davis Funds Regarding Investments in Commodities and Real Estate would be:

INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF POLICY RESTRICTING INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not

APPENDIX J:
--------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

D. LOANS

The New Fundamental Policy for All Davis Funds Regarding Making Loans would be:

MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

FURTHER EXPLANATION OF LENDING POLICY. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES



DAVIS NEW YORK VENTURE FUND FUNDAMENTAL INVESTMENT POLICIES

1.   INVESTMENT OBJECTIVE. The Fund's investment objective is growth of capital.

2. DIVERSIFICATION. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. (U.S. Government Securities, i.e. securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities, are not included in this limitation.)

     The Fund may not buy the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose, all debt securities are deemed to comprise a single class.

3. CONCENTRATION. The Fund does not concentrate its investments in any one industry and may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry. (U.S. Government Securities are not included in this limitation.)

4. COMMODITIES AND FUTURES CONTRACTS. The Fund may not buy or sell commodities or commodity contracts except contracts with respect to foreign currencies for hedging (risk reduction) purposes.

5. OPTIONS. The Fund may not purchase or write puts, calls, or a combination thereof ("option transactions"), except that the Fund may: (i) write listed covered call options ("calls") on portfolio securities and purchase call options to close such transactions (provided that no such call is written if it would cause more than 25% of the value of the Fund's total assets to be subject to calls); (ii) purchase warrants issued by a company relating to its own securities or those of a company it is controlled by or controls or with which it is under common control; and (iii) engage in option transactions with respect to foreign currencies for hedging purposes.

6. REAL ESTATE. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

7. UNSEASONED ISSUERS. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. OTHER INVESTMENT COMPANIES. The Fund may not buy securities of other registered investment companies, except: (i) shares of investment companies investing primarily in foreign securities so long as such purchase does not cause the Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the value of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company; or (ii) as a part of a merger, consolidation, reorganization or acquisition of assets. An investor of the Fund may incur duplicate fees if shares of investment companies are purchased.

9. SHORT SELLING, MARGIN AND ARBITRAGE. The Fund may not sell short, buy on margin or engage in arbitrage transactions. This restriction does not apply to transactions with respect to foreign currencies for hedging purposes.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


10. ILLIQUID SECURITIES. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

11. INVESTING FOR CONTROL. The Fund does not invest for the purpose of exercising control or management of other companies.

12. BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. (These restrictions do not apply to the use of margin deposits in connection with transactions in foreign currencies for hedging purposes.)

13. AFFILIATED OWNERSHIP. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

14. UNDERWRITING. The Fund does not engage in the underwriting of securities; however, the Fund may technically be considered an "underwriter" if it sells restricted securities.

15. LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may buy debt securities customarily acquired by institutional investors. These debt securities may comprise all or a portion of an issue of "restricted" debt securities. The Fund may also buy debt securities that have been sold to the public and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.

16. SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


DAVIS GROWTH & INCOME FUND FUNDAMENTAL INVESTMENT POLICIES

1. SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets. This limitation does not apply to selling short against the box.

2. BORROWING. The Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund may borrow money from banks as a temporary measure in amounts not exceeding 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.

3. UNDERWRITING. The Fund does not engage in the underwriting of securities; however, the Fund may technically be considered an "underwriter" if it sells restricted securities.

4. REAL ESTATE. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

5. COMMODITIES, FUTURES CONTRACTS, AND OPTIONS. The Fund may not purchase or sell futures contracts, forward contracts, options, and other derivative investments except for the sole purpose of hedging the portfolio against market, currency, interest rate, and other risks. Hedging transactions include, but are not limited to, writing covered calls, purchasing protective puts, selling futures to hedge existing positions, and buying futures in anticipation of purchasing the underlying securities. This prohibition does not limit the Fund's ability to purchase warrants or adjustable rate debt obligations.

6. LENDING. The Fund may not lend money, except that it may buy debt securities customarily acquired by institutional investors. These debt securities may comprise all or a portion of an issue of "restricted" debt securities. The Fund may also buy debt securities that have been sold to the public and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash, U.S. Government Securities, or other liquid securities. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the total value of its assets (including collateral received) to then be subject to such loans.

7.   DIVERSIFICATION. With respect to 75% of its total assets the Fund will not:
     (a) make an investment that will cause more than 5% of the value of its total assets to be invested in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States ("U.S.") Government, its agencies or instrumentalities, or
     (b) acquire more than 10% of the voting securities of any one issuer.

8. CONCENTRATION. The Fund does not concentrate its investments in any one industry and may not buy the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies in that industry. (U.S. Government Securities are not included in this limitation.)

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


FUNDAMENTAL INVESTMENT POLICIES COMMON TO ALL OF THE DAVIS SERIES FUNDS (Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund)

1. COMMODITIES AND COMMODITIES CONTRACTS. The Funds may not purchase or sell commodities or commodity contracts, except that the Funds, other than Davis Government Bond Fund and Davis Government Money Market Fund, may invest in contracts with respect to foreign currencies for hedging (risk reduction) purposes.

2. REAL ESTATE. The Funds, other than Davis Government Money Market Fund, may invest in securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, but will not otherwise invest in real estate. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.) Davis Government Money Market Fund may not invest in real estate, interests therein, or real estate investment trusts.

3. DIVERSIFICATION. The Funds, other than Davis Government Money Market Fund, may not purchase more than 10% of any one class of an issuer's securities, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements relating thereto, certificates of deposit or the like, bankers' acceptances or bank repurchase agreements. For purposes of this restriction, all debt securities of an issuer are deemed to comprise a single class. Davis Government Money Market Fund may not purchase more than 10% of the outstanding debt securities (other than U.S. Government Securities and repurchase agreements related thereto) of any one issuer.

     The Funds may not purchase the securities (other than U.S. Government Securities or repurchase agreements related thereto) of any issuer if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer; except that up to 25% of the value of the total assets of Davis Financial Fund, Convertible Securities Fund and Davis Real Estate Fund may be invested without regard to this 5% limitation. This restriction does not apply to Davis Government Money Market Fund.

4. OPTIONS. The Funds may not invest in or write puts, calls or combinations thereof ("option transactions"), except that a Fund, other than Davis Government Money Market Fund, may (a) write calls so long as at the time of so doing the security underlying the call is listed on a national securities exchange, the call is issued by the Options Clearing Corporation and is traded on a registered securities exchange, such calls do not exceed 10% of that Fund's total assets and are covered calls, (b) make closing purchase transactions in order to close out outstanding call options previously written by a Fund and, (c) engage in option transactions with respect to foreign currencies for hedging purposes. (The convertible feature of convertible securities is not deemed to be puts, calls or combinations thereof.) With respect to Davis Government Money Market Fund, it may not invest in puts, calls, straddles, spreads or any combination thereof.

5. UNSEASONED ISSUERS. The Funds may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of a Fund's total assets would then be invested in such securities. This does not apply to Davis Government Bond Fund or Davis Government Money Market Fund, which both invest in U.S. Government Securities, or to investments made by Davis Real Estate Fund in real estate investment trusts ("REITs").

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)



6. OTHER REGISTERED INVESTMENT COMPANIES. The Funds may not buy securities of other registered investment companies, except that Funds other than Davis Government Bond Fund and Davis Government Money Market Fund may invest in shares of investment companies investing primarily in foreign securities, provided that such purchase does not cause a Fund to: (a) have more than 5% of the value of its total assets invested in any one such company; (b) have more than 10% of the value of its total assets invested in the aggregate of all such companies; or (c) own more than 3% of the total outstanding voting stock of any such company. All Funds may acquire securities of other registered companies as a part of a merger, consolidation, reorganization or acquisition of assets.

7. PURCHASES ON MARGIN, SHORT SALES. The Funds may not purchase securities on margin, make short sales of securities or maintain a short position, except that: (i) all Funds except Davis Growth Opportunity Fund and Davis Government Money Market Fund may engage in such investments when at the time of sale a Fund has, by reason of its ownership of other securities, the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration, and such other securities are retained so long as the Fund is in a short position; and
     (ii) these restrictions do not apply to transactions with respect to foreign currencies for hedging purposes.

8. INVESTING FOR CONTROL. The Funds may not invest for the purpose of exercising control or management of other companies.

9. BORROWING MONEY, PLEDGING ASSETS. The Funds, other than Davis Government Money Market Fund, may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Funds may not pledge or hypothecate any of their assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of a Fund's total assets (excluding the amount borrowed) at the time of such borrowing. These restrictions do not apply to the use of margin deposits in connection with transactions in foreign currencies for hedging purposes. Davis Government Money Market Fund may not borrow, except from banks for extraordinary emergency purposes in amounts not exceeding 25% of the value of its total assets (including the amount borrowed), and may pledge or hypothecate assets not exceeding 10% of the value of its net assets (including any amount borrowed) in connection with such borrowing. Both limits are calculated as of the time of such borrowing.

10. AFFILIATED OWNERSHIP. The Funds may not buy or continue to hold securities if any officers or directors of the Company, the Adviser, or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

11. UNDERWRITING SECURITIES. The Funds do not engage in the underwriting of securities; however, the Funds may technically be considered "underwriters" if they sell restricted securities.

12. LOANS. The Funds may not make loans except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives and policies.

13.  CONCENTRATION.

     (A) CONCENTRATION, DAVIS GROWTH OPPORTUNITY FUND AND DAVIS GOVERNMENT BOND FUND. Neither Davis Growth Opportunity Fund nor Davis Government Bond Fund may purchase the securities of issuers conducting their principal business activities in the same industry, if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of its total assets, provided that (a) as to utility companies, the gas, electric, water and telephone

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)



         businesses will be considered separate industries, and as to finance companies, personal credit and business credit will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements with respect thereto, certificates of deposit or the like, bankers' acceptances and bank repurchase agreements.

     (B) CONCENTRATION, DAVIS FINANCIAL FUND. Davis Financial Fund may not invest less than 25% of its total assets (except investments for temporary defensive periods) in companies principally engaged in each of the banking and financial services industries. Companies in the banking industry include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banks, securities brokerage firms and investment advisory companies, leasing companies and insurance and insurance holding companies.

         Except for companies in the industries identified above, Davis Financial Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Davis Financial Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities.

     (C) CONCENTRATION, DAVIS CONVERTIBLE SECURITIES FUND. Davis Convertible Securities Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Davis Convertible Securities Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities.

     (D) CONCENTRATION, DAVIS REAL ESTATE FUND. Davis Real Estate Fund may not purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would constitute 25% or more of the value of the Fund's total assets, provided that (a) as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, and (b) there is no limitation with respect to or arising out of investments in U.S. Government Securities and repurchase agreements fully collateralized by such government securities, or investments in securities of companies in the real estate industry or that own significant amounts of real estate or have products or services relating to the real estate industry.

APPENDIX K:
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)



FUNDAMENTAL INVESTMENT POLICIES APPLICABLE
ONLY TO SPECIFIC DAVIS SERIES FUNDS

1. ARBITRAGE. Neither Davis Growth Opportunity Fund nor Davis Government Bond Fund may engage in arbitrage transactions.

2. MATURITY. Davis Government Money Market Fund may not purchase any security that has a maturity date exceeding that prescribed in Rule 2a-7 under the Investment Company Act of 1940.

3. RESTRICTED SECURITIES. Davis Government Money Market Fund may not invest in restricted securities; provided, however, that this restriction shall not apply to repurchase agreements.

4. OIL, GAS, MINERALS. Davis Government Money Market Fund may not invest in oil, gas or other mineral exportations or development programs.

                       DAVIS GOVERNMENT MONEY MARKET FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
            Board of Directors of Davis Government Money Market Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

                            PROXY VOTING INSTRUCTIONS

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rpgxx
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3.       Facsimile (Fax) (Available 24 hours a day, 7 days a week)
         Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS GOVERNMENT MONEY MARKET FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date

Date



----------------------------------         ----------------------------------
Shareholder sign here                      Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs,
(03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis, (06) Jerry
D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton, (09) Laurence W. Levine,
(10) Christian R. Sonne, (11) Marsha Williams.

FOR WITHHOLD FOR ALL  To Withhold authority to vote, mark "For All Except"
ALL    ALL    EXCEPT   And write the nominee's number on the line below.

[ ]    [ ]     [ ]  ----------------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers -New York, Inc.

FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except" ALL ALL EXCEPT And write the nominee's number on the line below.

[ ]    [ ]     [ ]  ----------------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3D. Proposal to Amend Fundamental Policies Regarding Borrowing.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in
    Unseasoned Issuers.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3I. Proposal to Eliminate the Fundamental Policy Regarding Investments in
    Options.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other
    Investment Companies.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling,
    Margin and Arbitrage.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3L. Proposal to Eliminate the Fundamental Policy Regarding Investing for
    Control.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in
    Companies with Affiliated Ownership.
    For  Against  Abstain

    [ ]    [ ]      [ ]

3P. Proposal to eliminate fundamental policies regarding maturity, restricted securities and investment in oil, gas and minerals.
    For  Against  Abstain

    [ ]    [ ]      [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
    For  Against  Abstain

    [ ]    [ ]      [ ]

                             DAVIS REAL ESTATE FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
                  Board of Directors of Davis Real Estate Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rpfrx
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS REAL ESTATE FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000. Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date



-----------------------------------          ----------------------------------
Shareholder sign here                        Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]     [ ]  ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]     [ ]  ----------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]


3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]


3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]


3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]


3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                           DAVIS GROWTH & INCOME FUND
                 (A series of Davis New York Venture Fund, Inc.)
                    This proxy is solicited on behalf of the
                Board of Directors of Davis Growth & Income Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/dgiax
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X]PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS GROWTH & INCOME FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.


Date




------------------------------------         ---------------------------------
Shareholder sign here                        Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.


DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]


3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]


3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]


3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                        DAVIS CONVERTIBLE SECURITIES FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
             Board of Directors of Davis Convertible Securities Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rpfcx
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS CONVERTIBLE SECURITIES FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined Proposal within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date




------------------------------------         ---------------------------------
Shareholder sign here                        Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.


DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]


3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]


3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]


3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]


3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                              DAVIS FINANCIAL FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
                   Board of Directors of Davis Financial Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rpfgx
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X]PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS FINANCIAL FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date





----------------------------------          ----------------------------------
Shareholder sign here                       Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.


DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]


3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]


3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]


3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]


3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                           DAVIS GOVERNMENT BOND FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
                Board of Directors of Davis Government Bond Fund

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rfbax
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS GOVERNMENT BOND FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date




------------------------------------         ---------------------------------
Shareholder sign here                        Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.


DETACH CARD

PROPOSAL SUMMARIES


1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------


3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]


3C. Proposal to Amend Fundamental Policies Regarding Senior Securities.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3E. Proposal to Amend Fundamental Policies Regarding Underwriting.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]


3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]


3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                          DAVIS GROWTH OPPORTUNITY FUND
                       (As part of the Davis Series, Inc.)
                    This proxy is solicited on behalf of the
               BOARD OF DIRECTORS OF DAVIS GROWTH OPPORTUNITY FUND

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today! Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

 1.      Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/rpeax
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2        Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS GROWTH OPPORTUNITY FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date



-----------------------------------       ------------------------------------
Shareholder sign here                     Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------

2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]

4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

                           DAVIS NEW YORK VENTURE FUND
                 (A series of Davis New York Venture Fund, Inc.)
                    This proxy is solicited on behalf of the
             Board of Directors of Davis New York Venture Fund, Inc.

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on December 1, 2000 commencing at 10 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

Please vote your proxy today!

Prompt response will save the expense of additional solicitations.

If you do not vote your proxy, a D.F. King representative will request your vote via telephone.

Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to your Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

Proxy voting instructions

1.       Internet (Available 24 hours a day, 7 days a week)
         Log onto www.eproxyvote.com/nyvtx
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions on the screen.
         If you received more than one proxy card, you will have to vote each card separately.

2.       Touch-Tone Phone (Available 24 hours a day, 7 days a week)
         Dial 1-877-PRX-VOTE (1-877-779-8683). The call is toll-free.
         Enter your control number listed on the reverse side of this card. Each card has a control number.
         Follow the instructions as spoken.
         If you received more than one proxy card, you will have to vote each card separately.

3. Facsimile (Fax) (Available 24 hours a day, 7 days a week) Read both sides of this proxy card.
         Complete, sign and date the card on the reverse side.
         Fax the reverse side to 1-781-575-3957.

4.       Mail (Available through US Postal Service)
         Please complete the reverse side of this proxy card.
         Sign and date the reverse side of this proxy card.
         Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

DAVIS NEW YORK VENTURE FUND

Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting December 1, 2000.

Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy below.

Date



---------------------------------        ------------------------------------
Shareholder sign here                    Co-owner sign here


Detach this proxy card at the perforation below if you wish to mail your vote.


DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Wesley E. Bass, Jr., (02) Jeremy H. Biggs, (03) Marc P. Blum, (04) Andrew A. Davis, (05) Christopher C. Davis,
     (06) Jerry D. Geist, (07) D. James Guzy, (08) G. Bernard Hamilton,
     (09) Laurence W. Levine, (10) Christian R. Sonne, (11) Marsha Williams.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------

2. To approve of the Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - New York, Inc.

     FOR WITHHOLD FOR ALL To Withhold authority to vote, mark "For All Except"
     ALL    ALL    EXCEPT   And write the nominee's number on the line below.

     [ ]    [ ]      [ ]  ----------------------------------------------------

3A. Proposal to Amend Fundamental Policies Regarding Diversification. For Against Abstain

     [ ]    [ ]      [ ]

3B. Proposal to Amend Fundamental Policies Regarding Concentration. For Against Abstain

     [ ]    [ ]      [ ]

3C. Proposal to Amend Fundamental Policies Regarding Senior Securities. For Against Abstain

     [ ]    [ ]      [ ]

3D.  Proposal to Amend Fundamental Policies Regarding Borrowing.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3E. Proposal to Amend Fundamental Policies Regarding Underwriting. For Against Abstain

     [ ]    [ ]      [ ]

3F. Proposal to Amend Fundamental Policies Regarding Investments in Commodities and Real Estate.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3G. Proposal to Amend Fundamental Policies Regarding Making Loans. For Against Abstain

     [ ]    [ ]      [ ]

3H. Proposal to Eliminate the Fundamental Policy Regarding Investments in Unseasoned Issuers.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3I.  Proposal to Eliminate the Fundamental Policy Regarding Investments in
     Options.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3J. Proposal to Eliminate the Fundamental Policy Regarding Investments in Other Investment Companies.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3K. Proposal to Eliminate the Fundamental Policies Regarding Short Selling, Margin and Arbitrage.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3L.  Proposal to Eliminate the Fundamental Policy Regarding Investing for
     Control.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3M. Proposal to Eliminate the Fundamental Policy Regarding Investments in Companies with Affiliated Ownership.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3N. Proposal to Eliminate Fundamental Policy Regarding Investments in Illiquid Securities.
     For  Against  Abstain

     [ ]    [ ]      [ ]

3O. Proposal to Eliminate Fundamental Policy Making the Investment Objective Fundamental.
     For  Against  Abstain

     [ ]    [ ]      [ ]


4. Proposal to Ratify the Selection of KPMG LLP as Independent Accountants of the Funds.
     For  Against  Abstain

     [ ]    [ ]      [ ]

(Date)

Dear Financial Adviser:

Included in a proxy statement being mailed to all shareholders of Davis Funds are two proposals that we want to explain further to you.

For shareholders of Davis New York Venture Fund, we are requesting that certain of its investment restrictions be broadened. The most significant relates to our status as a diversified fund. While we would maintain this status, we would replace the current 5% restriction, which prevents portfolio managers from adding to a holding if it already represents more than 5% of the Fund's assets. In its place, this 5% restriction would apply to 75% of the portfolio, and portfolio managers would be allowed to add to 5% or greater positions as long as the sum of these did not exceed 25%.

Shareholders in all Davis Funds will be requested to vote on a change in control of the investment adviser, Davis Selected Advisers, L.P. ("DSA"). In essence, a company controlled by Shelby M.C. Davis will transfer to a company controlled by myself, Christopher C. Davis, the general partnership shares of DSA. While minor from an economic standpoint, this transfer would result in a change of control as defined by the Investment Company Act of 1940 and requires shareholder approval.


We thank you for your continued support.

Sincerely,




Christopher C. Davis